                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         M/I Schottenstein Homes, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                    [LOGO]

                                 3 Easton Oval
                             Columbus, Ohio 43219

                                March 20, 1998

To Our Shareholders:

     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company"), will be held at 9:00 a.m. Eastern Daylight Time on Tuesday, April 28, 1998, at the offices of the Company, 3 Easton Oval, Columbus, Ohio. At this Annual Meeting, in addition to electing a class of directors (which we do every year - Proposal No. 1), we are also proposing to amend and restate the Company's Regulations, one of its primary governing documents - Proposal No. 2. The Board of Directors unanimously believes each of these Proposals is important to and in the best interests of the Company and accordingly, on behalf of the Board, I therefore strongly encourage you to vote in favor of each.

     This has been a momentous year for the Company. For the second consecutive year, and the third time in the last four years, we achieved record results on nearly every front. Our stock price has risen by more than 100% during the past twelve months. We also achieved a 99% positive homeowner approval rating, marking the seventh consecutive year with a positive rating of at least 95% - a standard which we believe to be among the highest in our industry. Our financial strength has never been better and, as a result, we just recently announced our first cash dividend. All in all, we were very pleased with the events of 1997 and look forward to sharing with you these results and our future outlook at our Annual Meeting.

     Proposal No. 2 involves a number of amendments to our Regulations. While I encourage you to review, in detail, both the proposal and the accompanying descriptions, we did want to highlight for you our reasons for seeking the approval of Proposal No. 2.

     1. Some of the changes in the Amended and Restated Regulations are merely technical and designed to clean up certain provisions which are needed as a result of the Company changing from a Delaware to an Ohio corporation in 1993.

     2. Other changes are intended to strengthen the director and officer indemnification provisions to the fullest extent permitted by Ohio law.

     3. Lastly, the remainder of the changes relate to the possibility of a hostile takeover and are simply intended to give the Company's Board of Directors more flexibility and encourage would-be suitors to negotiate with the directors. Most importantly, the changes give the shareholders the right to approve any significant acquisition of the Company's outstanding shares which has not been approved by the Board. Absent the adoption of Proposal No. 2, the Company's shareholders will have no vote on a hostile tender offer or similar acquisition.

     We believe that the adoption of Proposal No. 2 is in the best interests of the shareholders and is in line with the corresponding governing documents of many other publicly owned companies.

     Enclosed is a copy of our 1997 Annual Report, notice of the meeting, a proxy statement and a proxy card. Please record your vote on the card and return it promptly in the enclosed postage-paid envelope. We look forward to seeing you at the Annual Meeting.

                                       Sincerely,


                                       /s/ Irving E. Schottenstein
                                       Irving E. Schottenstein,
                                       Chief Executive Officer



                   PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                        IN THE ACCOMPANYING ENVELOPE

                                    [LOGO]


                                 3 Easton Oval
                             Columbus, Ohio 43219



                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 28, 1998

To Each Shareholder of M/I Schottenstein Homes, Inc.:

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m. Eastern Daylight Time on April 28, 1998, at the offices of the Company, 3 Easton Oval, Columbus, Ohio, for the following purposes:

1) To elect three (3) directors to serve until the 2001 annual meeting of shareholders or until their successors have been duly elected and qualified;

2) To consider and vote upon a proposal to amend and restate the Company's Regulations in the form attached hereto as Appendix I; and

3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 2, 1998, will be entitled to notice of, and to vote at, such meeting, or at any adjournment thereof. A complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder at the executive offices of the Company for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. Whether or not you intend to be present, please sign, date and send the enclosed proxy in the envelope provided. Proxies are revocable at any time and shareholders who are present may withdraw their proxy and vote in person if they so desire.

                                       By Order of the Board of Directors,

                                       /s/ Paul S. Coppel
                                       Paul S. Coppel,
                                       Secretary
March 20, 1998

                                    [LOGO]


                                 3 Easton Oval
                             Columbus, Ohio 43219


                                PROXY STATEMENT

                                    for the

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 28, 1998


                                                                March 20, 1998

                                   GENERAL

     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held on Tuesday, April 28, 1998 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company expects that this proxy statement and the accompanying form of proxy will be mailed on or about March 20, 1998, to each shareholder of record as of March 2, 1998. This proxy statement is furnished in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be used at such meeting and at any adjournment thereof. The Annual Report of the Company for the year ended December 31, 1997, including financial statements, is being mailed to all shareholders together with this proxy statement.

     A proxy for use at the Annual Meeting is enclosed. A proxy may be revoked by a shareholder at any time before it is exercised by filing with the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies also may be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote his or her shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specifications of the proxies. If no specification is made, proxies will be voted for the nominees for election of directors set forth herein, for Proposals Nos. 2 and 3, and, at the discretion of the proxyholders, on all other matters that may properly be brought before the Annual Meeting or any adjournment thereof.

                     OUTSTANDING SHARES AND VOTING RIGHTS

     There were 7,602,161 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), issued and outstanding on March 2, 1998 (the "Record Date"), which date has been set as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting. On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock registered in his or her name on the books of the Company as of the Record Date. Under Ohio law and the Company's Regulations, the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions, withheld votes and broker non-votes with respect to any matter will have the same legal effect as a vote against the matter.

                                PROPOSAL NO. 1

                            ELECTION OF DIRECTORS

     A class of three directors is to be elected at the Annual Meeting. The Board has nominated the persons set forth below for election as directors of the Company at the Annual Meeting. The three nominees receiving the greatest number of votes cast will be elected to serve until the 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Information concerning the nominees and the remaining members of the Board is set forth below. Irving E. Schottenstein, Kerrii B. Anderson and Norman L. Traeger will serve until the 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Steven Schottenstein and Lewis R. Smoot, Sr. will serve until the 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     In connection with the Company's repurchase of 702,439 shares of Common Stock from the Melvin L. Schottenstein family interests, Holly S. Kastan, Amy
D. Schottenstein and Eric J. Schottenstein resigned from the Board of Directors on August 1, 1997. The resulting vacancies in the classes of directors standing for election at the 1998 Annual Meeting of Shareholders and 1999 Annual Meeting of Shareholders were filled by Jeffrey H. Miro and Kerrii B. Anderson, respectively. The vacancy in the class of directors standing for election at the 2000 Annual Meetings of Shareholders will be filled (or the size of such class reduced) prior to such Annual Meeting.

     Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be voted FOR each of the persons named below as nominees for election as directors.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE PERSONS NAMED BELOW AS NOMINEES FOR ELECTION AS DIRECTORS.

-----------------------------------------------------------------------------------
                                                                         YEAR FIRST
                                        CURRENT POSITIONS                 SERVED AS
NAME                        AGE           WITH COMPANY                     DIRECTOR
-----------------------------------------------------------------------------------
NOMINEES

Friedrich K. M. Bohm         56    Director, member of Audit
                                   Committee (Chairman), member of
                                   Compensation Committee                    1994

Jeffrey H. Miro (1)          56    Director, member of Audit
                                   Committee, member of
                                   Compensation Committee                    1998

Robert H. Schottenstein      45    President, Director, member of
                                   Executive Committee, member of
                                   Compensation Committee                    1993

DIRECTORS

Kerrii B. Anderson (2)       40    Chief Financial Officer, Senior Vice
                                   President, Director                       1998

Irving E. Schottenstein      69    Chief Executive Officer, Director
                                   (Chairman), member of Executive
                                   Committee (Chairman), member of
                                   Compensation Committee                    1973

Steven Schottenstein         41    Senior Executive Vice President,
                                   Director, member of Executive
                                   Committee                                 1993

Lewis R. Smoot, Sr.          64    Director, member of Audit
                                   Committee, member of
                                   Compensation Committee
                                   (Chairman), member of Executive
                                   Committee                                 1993

Norman L. Traeger            58    Director, member of Audit
                                   Committee, member of
                                   Compensation Committee                    1997

-------------------
(1)  Jeffrey H. Miro was elected to the Board of Directors on February 24,
1998, to replace Eric J. Schottenstein, who resigned from the Board on August 1, 1997.
(2) Kerrii B. Anderson was elected to the Board of Directors on February 24, 1998, to replace Amy D. Schottenstein, who resigned from the Board on August 1, 1997.

     Irving E. Schottenstein is the father of Robert H. Schottenstein and Steven Schottenstein.

BUSINESS EXPERIENCE

     KERRII B. ANDERSON is Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company. She became a Senior Vice President in September 1993 and has been Chief Financial Officer since 1987. She was also made a Vice President in 1988 and has been Chief Financial Officer of M/I Financial since 1988. Ms. Anderson currently serves as a director of Lancaster Colony Corporation.

     FRIEDRICH K. M. BOHM has been the Managing Partner and Chief Executive Officer of NBBJ, the second largest architectural firm in the United States, since 1987. He is a director, and currently serves as a member of the executive committee of the Board of Directors, of Huntington National Bank, a subsidiary of Huntington Bancshares Incorporated, and as a Director of The Daimler Group and 55 Restaurants, Inc.

     JEFFREY H. MIRO has been the Chairman of the law firm of Miro, Weiner and Kramer, with offices in Bloomfield Hills, Michigan and New York, New York since 1981. In addition, Mr. Miro is an Adjunct Professor of Law at the University of Michigan Law School.

     IRVING E. SCHOTTENSTEIN has been Chief Executive Officer since August 1986, and a Director of the Company or its predecessors since 1973. He was President of the Company and its predecessors from 1973 until 1996. He was also the Chairman of the Board or President of M/I Financial Corp., a wholly-owned subsidiary of the Company ("M/I Financial), from 1983 until August 1995. He was a Director of M/I Financial Corp. from 1983 until August 1995.

     ROBERT H. SCHOTTENSTEIN has been President since May 1996 and an Assistant Secretary since March 1991. He served as an Executive Vice President from February 1994 until May 1996, as a Senior Vice President from September 1993 until February 1994 and became a Vice President of the Company in March 1991. He became the Regional Manager for the Cincinnati Division in April 1994 and for the Midwest Land Operations in November 1992 and served in such position until May 1996. He began his service with the Company in field operations and has been responsible for the Ohio Land Division since November 1992. From 1977 to 1991, he was engaged in the private practice of law with Schottenstein, Zox & Dunn Co., L.P.A. He currently serves as a Director of Huntington Bancshares Incorporated.

     STEVEN SCHOTTENSTEIN has been a Senior Executive Vice President since May 1996 and an Assistant Secretary since April 1992. He served as an Executive Vice President from February 1994 until May 1996, as a Senior Vice President from September 1993 until February 1994 and was a Vice President from June 1990 until September 1993. He became a Regional Manager for the Washington, D.C. Region in December 1990, Regional Manager for the Indiana Region in April 1992 and Regional Manager for the Carolina Region in February 1994 and served in such positions until May 1996.

     LEWIS R. SMOOT, SR. has been the President and Chief Executive Officer of The Smoot Corporation since 1987, a construction contractor and construction management concern. He currently serves as a Director of Huntington Bancshares Incorporated.

     NORMAN L. TRAEGER founded United Skates of America, a chain of family fun centers, in 1971 and The Discovery Group, a venture capital firm, in 1983. Mr. Traeger currently owns and manages industrial, commercial and office real estate and is Vice Chairman of the Board of Trustees of Prescott College.

NOMINATION OF DIRECTORS

     Nomination for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. To nominate one or more persons for election as a director, the Company's Regulations require that a shareholder give written notice of his or her intent to make such nomination or nominations by personal delivery or by United States Mail, postage pre-paid, to the Secretary of the Company, not later than the close of business on the seventh day following the date on which shareholders are first given notice of the meeting at which directors are to be elected. Such notice shall set forth: 1) the name and address of the person or persons to be nominated; 2) a representation that the shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; 3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; 4) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC"), had the nominee been nominated, or intended to be nominated, by the Board; and 5) the consent of each nominee to serve as a director of the Company, if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

BOARD AND COMMITTEE MEETINGS

     The Board held four meetings during 1997. All members of the Board during 1997 attended at least 75% of all meetings of the Board and of the committees on which they served. The Board does not have a nominating committee. The full Board selects the nominees for directors. In addition, two meetings of a special committee consisting solely of the outside directors were held during 1997 to consider the repurchases of stock from members of the Melvin L. Schottenstein family interests.

     The Board's Audit Committee with respect to the 1997 fiscal year consisted of Friedrich K. M. Bohm (Chairman), Lewis R. Smoot, Sr. and Norman
L. Traeger. The Audit Committee's responsibilities include reviewing the Company's audit procedures and policies, reviewing potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and making recommendations concerning these matters to the Board. The Audit Committee met four times in 1997.

     The Board also has a Compensation Committee, whose members with respect to the 1997 fiscal year were Lewis R. Smoot, Sr. (Chairman), Friedrich K. M. Bohm, Lenore S. Sagner (who resigned from the Company on March 17, 1997) Irving E. Schottenstein, Robert H. Schottenstein (after May 7, 1997) and Norman L. Traeger. The Compensation Committee's duties include reviewing and reporting to the Board on specific compensation matters for executive officers and administering the Company's stock option plan. The Compensation Committee met four times in 1997.

     In March 1995, the Board created the CEO Compensation Subcommittee of the Compensation Committee (the "Subcommittee"), whose members with respect to the 1997 fiscal year were Norman L. Traeger (Chairman), Lewis R. Smoot, Sr. and Holly S. Kastan (who resigned on August 1, 1997), in response to guidelines published by the Internal Revenue Service regarding the deductibility of executive officer compensation. The Subcommittee's duties include developing and administering the plans necessary to ensure that the compensation paid to the Chief Executive Officer of the Company will be tax deductible. The Subcommittee met one time in 1997.

     Between meetings of the Board or when the Board is not in session, the Executive Committee may exercise, to the extent permitted by law, all the powers and duties of the Board. The members of the Executive Committee with respect to the 1997 fiscal year were Irving E. Schottenstein (Chairman), Lewis R. Smoot, Sr., Robert H. Schottenstein and Steven Schottenstein. During 1997, the Executive Committee did not hold any meetings but did take several written actions without a meeting, which were subsequently ratified by the Board.

                                PROPOSAL NO. 2

                             PROPOSED ADOPTION OF
                       AMENDED AND RESTATED REGULATIONS

PROPOSAL

     The Board proposes that the shareholders adopt Amended and Restated Regulations in the form attached hereto as Appendix I. The proposed Amended and Restated Regulations contain several amendments to the current Regulations. These amendments primarily serve one of three purposes: to clarify certain provisions of the Regulations and to bring them into stricter conformity with Ohio law, to provide the Company with additional flexibility or to provide certain anti-takeover protections to the Company. See "Protection Against Non-Negotiated Takeovers." The amendments contained within the proposed Amended and Restated Regulations are discussed in more detail below. Additions to the current Regulations are highlighted in bold typeface in the proposed Amended and Restated Regulations attached hereto as Appendix I. Deletions are marked with a "^".

AMENDMENTS CONTAINED WITHIN THE AMENDED AND RESTATED REGULATIONS

     The following summary of the various amendments contained in the Amended and Restated Regulations does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Regulations which are attached hereto as Appendix I.

     A. ADOPT A NON-STATUTORY VERSION OF SECTION 1701.831 OF THE OHIO GENERAL CORPORATION LAW

          Unless an Ohio public corporation's articles or regulations otherwise provide, Section 1701.831 of the Ohio General Corporation Law (the "Control Share Acquisition Statute") requires shareholder approval of any proposed "control share acquisition" of an Ohio public corporation. A "control share acquisition" is the acquisition, directly or indirectly, by any person (including any individual, partnership, corporation, limited liability company, society, association or two or more persons who have a joint or common interest) of shares of a corporation that, when added to all other shares of the corporation that may be voted, directly or indirectly, by the acquiring person, would entitle such person to exercise or direct the exercise of 20% or more (but less than 33 1/3%) of the voting power of the corporation in the election of directors or 33 1/3% or more (but less than a majority) of such voting power or a majority or more of such voting power. Under the Control Share Acquisition Statute, the control share acquisition must be approved in advance by the holders of a majority of the outstanding voting shares represented at a meeting at which a quorum is present and by the holders of a majority of the portion of the outstanding voting shares represented at such a meeting excluding the voting shares owned by the acquiring shareholder and certain "interested shares," including shares owned by officers elected or appointed by the directors of the corporation and by directors of the corporation who are also employees of the corporation.

          Article TWELFTH of the Company's Articles provides that the provisions of the Control Share Acquisition Statute shall not apply to the Company. However, while the Control Share Acquisition Statute does not directly apply to the Company, the Board believes that it would be in the best interests of the shareholders to adopt an amendment to the Company's Regulations pursuant to Section 1701.11(B)(9) of the Ohio General Corporation Law to provide the Company with substantially the same protections as are provided by the Control Share Acquisition Statute.

          The proposed Amended and Restated Regulations contain a new article entitled "ARTICLE IX - CONTROL SHARE ACQUISITION PROVISIONS," which provides substantially the same protections to the Company as the Control Share Acquisition Statute, with one very significant difference: the new Article IX in the Amended and Restated Regulations provides that a control share acquisition must be approved in advance by the shareholders ONLY if the Board has not first pre-approved such control share acquisition (i.e., shareholder approval is not required if the Board has approved such control share acquisition). The intent of this provision is to allow negotiated acquisitions, which would otherwise trigger the shareholder vote requirement of the Control Share Acquisition Statute, to proceed without the delay and expense associated with a shareholder meeting. In addition, the Control Share Acquisition Provisions in the Amended and Restated Regulations provide the Board with more flexibility in setting a date for the special meeting of shareholders to consider the proposed control share acquisition than the Control Share Acquisition Statute. The Board believes that the time periods set forth in the Control Share Acquisition Statute are difficult, if not impossible, to comply with in the context of a likely review of the requisite proxy materials by the Securities and Exchange Commission. The Board does not believe that the flexibility provided by the Control Share Acquisition Provisions of the Amended and Restated Regulations will result in any undue incremental burden to potential acquirors.

          The purpose of the Control Share Acquisition Provisions in the proposed Amended and Restated Regulations is to give shareholders of the Company a reasonable opportunity to express their views on a proposed shift in control which has not been approved by the Company's Board, thereby reducing the coercion inherent in a hostile takeover. The Control Share Acquisition Provisions in the proposed Amended and Restated Regulations grant to the shareholders of the Company the assurance that they will have adequate time to evaluate the proposal of the acquiring person, that they will be permitted to vote on the issue of authorizing the acquiring person's purchase program to go forward in the same manner and with the same proxy information that would be available to them if a proposed merger of the Company were before them and, most importantly, that the interests of all shareholders will be taken into account in connection with such vote and the probability will be increased that they will be treated equally regarding the price to be offered for their shares of Common Stock if the implementation of the proposal is approved.

          The Control Share Acquisition Provisions of the proposed Amended and Restated Regulations apply not only to traditional tender offers but also to open market purchases and privately negotiated transactions which have not been pre-approved by the Board. The procedural requirements of the Control Share Acquisition Provisions could render approval of any control share acquisition which has not been pre-approved by the Board difficult in that a majority of the voting power of the Company, EXCLUDING "interested shares," must be represented at the meeting and a majority of such voting power represented at the meeting must be voted in favor of the acquisition. It is recognized that any corporate defense against persons seeking to acquire control may have the effect of discouraging or preventing offers which some shareholders might find financially attractive. On the other hand, the need on the part of the acquiring person to convince the Board and/or the shareholders of the Company of the value and validity of his offer may cause such offer to be more financially attractive in order to gain Board and/or shareholder approval. The Board believes that the potential benefit of the procedures contemplated by the Control Share Acquisition Provisions substantially outweighs the disadvantage that shareholders may not have the opportunity to consider or accept certain offers. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

     B.   RESTRICT THE ABILITY OF SHAREHOLDERS TO CALL SPECIAL MEETINGS

          Ohio law provides that a corporation shall call a special meeting of its shareholders on the demand of the holders of 25% of all shares outstanding and entitled to vote at such meeting, unless a higher or lower percentage is contained in the articles of incorporation or regulations. Article I(b) of the Company's Regulations provides that special meetings may be called by shareholders holding an aggregate of not less than 25% of all shares entitled to vote at the meeting. The proposed amendment would increase to 50% the voting power required to be held by shareholders desiring to call a special meeting.

          The Board has observed that proxy fights at special meetings have been utilized by potential acquirors to attempt to undercut the authority of a board to negotiate on behalf of a corporation and its shareholders. Where a board has determined that a takeover bid is unfair or inadequate, some potential acquirors have used the power to call special shareholders' meetings to remove directors, replace them with nominees of the acquiror, or to take other actions to reverse prior actions of the board taken to protect the corporation and its shareholders. Under present Ohio law, a potential acquiror with a 25% interest in the Company's Common Stock, or with the ability to solicit proxies sufficient to represent that number of shares, can put the Company to the expense of a special meeting, and can place before the meeting any proposals that the potential acquiror desires, so long as they are appropriate for shareholder action. During the time between the calling of the meeting and the date it is held, the Board may feel constrained to preserve shareholders' freedom of action at the meeting by foregoing actions the Board might otherwise take in response to an unfair or inadequate bid.

          The proposed amendment to Article I(b) of the Regulations would strengthen the position of the Board in dealing with potential acquirors. It would make it more difficult for a potential acquiror opposed to the position taken by the Board with respect to a bid to initiate the process of removing the directors and replacing them with nominees disposed to accept the potential acquiror's offer. Only when the acquiror or group has acquired or owns at least 50% of the outstanding shares, would the acquiror or group be able to call a special meeting without the consent of the Board, the Chairman of the Board, the President or the Vice President authorized to act in the President's absence, who otherwise have the power to call such meetings.

          The proposed amendment would limit the power of shareholders to call special meetings, whether to remove, without cause, and replace the incumbent directors or for other purposes, by raising the required percentage of shares from 25% to 50% of the outstanding shares. To this extent, the proposed amendment might make more secure the positions and decisions of the existing members of the Board. The proposed amendment may also discourage certain potential acquirors from making unsolicited offers for control of the Company, if they anticipate that their offer will be viewed negatively by the Board. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

     C.   REDUCE THE MINIMUM NOTICE PERIOD REQUIRED FOR SHAREHOLDER MEETINGS

          Ohio law requires that shareholders be provided written notice not less than seven nor more than 60 days before the date of a shareholder meeting, unless the corporation's articles or regulations specify a longer period. The Company's Regulations currently provide for a minimum notice period of 30 days. The Board proposes to reduce the minimum notice period for meetings of shareholders from 30 days to seven days. The purpose of this amendment is primarily for the sake of convenience and flexibility and to conform to Ohio law. The Board does not currently anticipate utilizing a notice period of less than 20 days. However, the Board believes that it is in the best interest of the Company to retain the maximum flexibility permitted under Ohio law in order to provide for unforeseen circumstances. Notwithstanding the purpose, the effect of permitting a shortened notice period may be to hinder non-negotiated takeovers. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

     D.   RESTRICT THE ABILITY TO NOMINATE DIRECTORS

          The Board proposes that Article III(e) of the Company's Regulations be amended to establish more stringent procedures with respect to the nomination of persons for election as directors. The amendment provides that a shareholder intending to nominate a director for election at an annual meeting of shareholders must give written notice of such intention to the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting (or, if the date of annual meeting is changed by more than 30 days from the anniversary date of the preceding year's annual meeting, within seven days after the date the Company mails or otherwise gives notice of the date of the meeting). With respect to an election to be held at a special meeting of shareholders called for the purpose of electing directors, a shareholder intending to nominate a director would be required to give written notice of that intention to the Company within seven days following the date on which notice of the special meeting was first mailed to the shareholders by the Company. Article III(e) currently requires merely that shareholder nominations be made not later than seven days after the date the Company gives notice of a meeting at which directors are to be elected.

          The proposed amendment requires that any notice of intention to nominate a director contain certain information about the proposed nominee and about the shareholder intending to make the nomination. Current Article III(e) requires, and Article III(e), as amended, would continue to require, that each shareholder's notice of intent to make a nomination set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board; and (e) the written consent of each nominee to serve as a director of the corporation if so elected. The proposed amendment also requires that the shareholder represent that he will continue to hold his shares until the meeting at which his proposed nominee is to be considered and authorizes the Company to require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's qualifications to serve as a director. It is anticipated that any request by the Company for additional information will be made or confirmed in writing, and the nominee will be asked to submit the requested additional information in writing.

          The purpose of increasing the amount of advance notice required to be given by a shareholder of a nomination is to afford the Board a meaningful opportunity to consider the qualifications of any proposed nominee and, to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications. This additional time, it is believed, will further the objectives of the Board to identify candidates who have the character, experience and proven accomplishments which provide promise of significant contribution to the Company's business and to provide the Company's shareholders with sufficient time to meaningfully consider the candidates' qualifications. The amendment has not been proposed as the result of specific efforts of which the Company is aware to nominate or elect any director, to accumulate shares or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition of management or otherwise.

          While the amendment does not give the Board any power to approve or disapprove a shareholder nomination, it will preclude a shareholder nomination from the floor or by other means if the proper procedures are not followed. Although the Board does not believe that the amendment will have a significant impact on any attempt by a third party to obtain control of the Company, it is possible that the amendment may deter a third party from conducting a solicitation of proxies to elect its own slate or otherwise attempt to obtain control of the Company or effect a change in management. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

     E.   LIMIT THE REMOVAL OF DIRECTORS EXCEPT FOR CAUSE

          The Company's Regulations provide for a board of directors consisting of three classes of at least three directors each serving staggered three-year terms. As a result, approximately one-third of the Board is elected each year. In addition to providing continuity and stability, the purpose of such a staggered Board is to permit shareholders two years to consider whether they want to cede control of the Board to an insurgent in a proxy contest. The current Regulations provide, however, that all the directors, all the directors of a particular class or any individual director may be removed, with or without cause, by the vote of the holders of a majority of the voting power of the Company. Such a provision effectively eviscerates the purposes underlying a staggered board.

          Therefore, the Board proposes to add a provision to the Amended and Restated Regulations stating that directors may be removed only for cause.

          The effect of the staggered board, when coupled with the new provision requiring removal for cause and the existing provision of the Regulations authorizing only the Board to fill vacant directorships, will preclude a shareholder from removing incumbent directors without cause and simultaneously gaining control of the Board by filling the vacancies created by such removal with its own nominees. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

F.   REQUIRE SUPERMAJORITY VOTES TO AMEND CERTAIN PROVISIONS OF THE
     REGULATIONS

          Currently, Article X of the Regulations provides that the Regulations can be amended or repealed, or new Regulations adopted, by the affirmative vote of the holders of a majority of the voting power of the Company at any meeting called and held for that purpose, or without a meeting by the written consent of the holders of a majority of the voting power of the Company.

          The Board proposes increasing the vote required at a meeting or by the written consent of the shareholders from a majority of the voting power to two-thirds of the voting power of the Company to amend or repeal the Amended and Restated Regulations, or adopt new Regulations, with respect to any of the following: (1) the special meeting provisions set forth in Article I(b) of the Amended and Restated Regulations; (2) the special meeting notice provisions set forth in Article I(c) of the Amended and Restated Regulations; (3) the staggered board provisions set forth in Article III(b) of the Amended and Restated Regulations; (4) the provisions regarding newly created directorships and vacancies on the Board set forth in Article III(c) of the Amended and Restated Regulations; (5) the nomination provisions in Article III(e) of the Amended and Restated Regulations; (6) the director conflict of interest provisions of Article III(m) of the Amended and Restated Regulations;
     (7) the removal for cause provisions of new Article III(o) of the Amended and Restated Regulations; (8) the indemnification provisions set forth in Article VIII of the Amended and Restated Regulations; (9) the Control Share Acquisition Provisions of new Article IX of the Amended and Restated Regulations; and (10) amendments to the supermajority provisions of Article X of the Amended and Restated Regulations. In addition, the Board proposes increasing the vote required at a meeting or by the written consent of the shareholders from a majority of the voting power to 75% of the voting power of the Company to amend or repeal the change in the number of directors provision in Article III(d) of the Amended and Restated Regulations.

          On all other matters, the required vote will remain a majority of the voting power of the Company.

          The proposed amendment will make it more difficult to amend the provisions in the Amended and Restated Regulations relating to the Board and the ability of shareholders to nominate directors or call special meetings. The proposed amendment will also protect the Control Share Acquisition Provisions. The aggregate effect of the proposed amendment likely will make it more difficult for an unfriendly person to acquire control of the Board through a proxy contest or a tender offer. Therefore, the proposed amendment may have the effect of discouraging or preventing offers. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

     G.   ELIMINATE THE REQUIREMENT OF A SHAREHOLDER LIST IN CERTAIN
          CIRCUMSTANCES

          Article I(h) of the Regulations currently requires that, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder, be prepared and be open to examination of any shareholder, for any purpose germane to the meeting, either at a place within the city where the meeting is to be held as specified in the meeting notice, or, if not specified in the notice, at the place where the meeting is to be held.

          The Board recommends that this provision be deleted because it imposes an unnecessary cost and administrative burden on the Company if a shareholder meeting is held outside of Columbus, Ohio, and is not necessary to assure shareholder access to the shareholder list. Under Ohio law, a shareholder, upon written demand stating the specific purpose, has the right in person or by agent or attorney at any reasonable time and for any reasonable and proper purpose to inspect the record of shareholders. In addition, upon request of any shareholder at a meeting of shareholders, the Company must produce at such meeting an alphabetically arranged list, or classified lists, of the shareholders of record as of the applicable record date, who are entitled to vote, showing their respective addresses and the number and classes of shares held by each. Therefore, deletion of Article I(h) will not adversely affect the rights of shareholders or the ability of an unfriendly person to wage a proxy contest or make a tender offer.

     H.   INCREASE THE NUMBER REQUIRED FOR COMMITTEES

          Article IV of the Regulations currently authorizes the Board to create an Executive Committee, a Compensation Committee and an Audit Committee, each consisting of two or more directors. These provisions are inconsistent with Ohio law which requires that all Board committees consist of not less than three directors. Therefore, the Board proposes to amend Article IV to fix the membership of the Executive, Compensation and Audit Committees at not less than three directors.

     I.   CLARIFY CHAIRMAN OF THE BOARD AND PRESIDENT'S DUTIES.

          The Regulations currently contain somewhat conflicting provisions regarding the chairmanship of meetings of shareholders and directors of the Company. Article I(k) provides that the President shall preside at all meetings of the shareholders, while Article VII(b) provides that the Chief Executive Officer shall preside at all meetings of shareholders. In addition, Article VII(a) provides that the Chairman of the Board shall preside at all meetings of the Board, while Article VII(b) provides that the Chief Executive Officer shall preside at all meetings of the Board.

          Currently, Irving E. Schottenstein holds the positions of Chairman of the Board and Chief Executive Officer, and Robert H. Schottenstein holds the position of President. The Board believes that it is in the best interest of the Company to amend the Regulations to clarify that that Chairman of the Board shall preside at all meetings of the Board, and that the Chief Executive Officer shall preside at all meetings of shareholders at which he is present. In the absence of the Chief Executive Officer, the President shall preside at all meetings of shareholders.

     J.   REVISE INDEMNIFICATION PROVISIONS

          The Board proposes to amend Article VIII of the Regulations to provide for the indemnification of the Company's directors and officers to the fullest extent permitted by Ohio law in order that the Company may continue to attract and retain qualified outside directors and officers.

          The Amended and Restated Regulations provide that the Company must indemnify officers and directors against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any pending, threatened or completed action (whether criminal, civil, administrative or investigative) by reason of the fact that such individual is or was a director, officer, employee or agent of the Company or is or was serving at the request of the

     Company as a director, trustee, officer, employee, member, manager or agent of another corporation or other entity so long as such individual acted in good faith and in a manner he reasonably believed was in, or not opposed to, the best interests of the Company. Unlike the current Regulations, the Amended and Restated Regulations create a presumption that a director or officer has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. Because of this presumption, the Company believes that a director or officer will not have the initial burden of showing that he acted in good faith or in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. In addition, the Amended and Restated Regulations require the Company to advance expenses on behalf of officers and directors if they agree in writing to repay such amounts if certain conditions are not met.

          The Amended and Restated Regulations state that the indemnification provided thereby is not exclusive of any other rights to which any person seeking indemnification may be entitled and provide that the Company may purchase and maintain insurance or other similar arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving another entity at the request of the Company, against any liability asserted against him and incurred by him in such capacity, or arising out of his status as such, whether or not the Company would have the obligation or power to indemnify him under the Amended and Restated Regulations.

          The Company is not aware of any current or past indemnification or liability issues that will or could be presented to the Company in the event the Amended and Restated Regulations are adopted and the indemnification provisions are so revised.

     K.   ELIMINATE ORDER OF BUSINESS REQUIREMENT

          Article IX of the current Regulations establishes the order of business for all shareholder meetings, which order may be changed by the affirmative vote of the holders of a majority of the shares represented at a meeting. The Board proposes to delete this provision because it is inconsistent with other provisions of the Regulations and unnecessarily restricts the ability of the Board and the chairman of the meeting to control the conduct of the meeting.

          Article IX, for example, provides for the selection of a chairman and secretary of the meeting while other provisions of the Regulations provide that the Chief Executive Officer or President shall preside at all meetings of shareholders and that the Secretary (or in his absence, a person appointed by the chairman of the meeting) shall act as secretary of all meetings. Article IX also makes appointment of inspectors an item of business although the Regulations elsewhere provide that the inspectors are appointed by the Board or by the chairman of the meeting.

          Since the Ohio General Corporation Law does not contain provisions regarding the conduct of shareholder meetings or limiting the Board's authority with respect to this subject, the Board believes that the Board and the chairman of the meeting should retain the flexibility to set the agenda and to prescribe other procedures for the conduct of all shareholder meetings. The Board also believes that the deletion of
     Article IX will not adversely affect the rights of shareholders or the ability of an unfriendly person to wage a proxy contest or make a tender offer.

RECOMMENDATION AND VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to adopt the Amended and Restated Regulations. The Company's executive officers and directors and members of the Irving E. Schottenstein family, who collectively own, or have voting power with respect to, approximately 36% of the outstanding shares of Common Stock, have indicated that they intend to vote FOR adoption of the Amended and Restated Regulations.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDED AND RESTATED REGULATIONS.

                  PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS

     The Company's Regulations provide for a board of directors consisting of three classes of at least three directors each serving staggered three-year terms. As a result, approximately one-third of the Board is elected each year. In addition to providing continuity and stability, the purpose of such a staggered Board is to permit shareholders two years to consider whether they want to cede control of the Board to an insurgent in a proxy contest. The combined effect of the Company's staggered Board and the proposal to amend and restate the Regulations to include, among other things, provisions making a non-statutory version of Ohio's Control Share Acquisition Statute applicable to the Company, reducing the minimum notice period required for a shareholder meeting, restricting the ability of shareholders to call special meetings and to nominate directors, limiting the ability to remove directors except for cause and requiring supermajority votes to amend certain provisions in the Regulations may have an anti-takeover impact and may make tender offers, proxy contests and certain mergers more difficult. The Board believes that it is in the best interest of the Company and its shareholders to require potential acquirors to negotiate with the Board prior to engaging in any such transactions.

     The Board is not aware of any efforts to obtain control of the Company or to effect substantial accumulations of the shares of Common Stock of the Company.

                             CERTAIN TRANSACTIONS

     On March 17, 1997, and August 1, 1997, the Company repurchased an aggregate of 1,202,439 shares of the Company's Common Stock from members of the Melvin L. Schottenstein family and trusts for their benefit. The average purchase price for such repurchase was $11.85 per share, which represented the closing price of the Company's Common Stock on the respective repurchase dates. In connection with the August 1, 1997 repurchase, Holly S. Kastan, Amy
D. Schottenstein and Eric J. Schottenstein resigned as members of the Company's Board. The Company believes that the terms of such repurchase were fair and in the best interests of the Company and its shareholders.

                                   MANAGEMENT

     The following table sets forth certain information with respect to certain key employees of the Company.


-----------------------------------------------------------------------------------
                                        CURRENT POSITIONS              YEAR STARTED
    NAME                   AGE            WITH COMPANY                 WITH COMPANY
-----------------------------------------------------------------------------------
Paul S. Coppel              39       Senior Vice President/General        1994
                                      Counsel and Secretary

Phillip G. Creek            45       Senior Vice President, Treasurer     1993

Gary A. Haarer              54       President                            1996
                                      Arizona Region

Robert C. Moesle            46       President                            1990
                                      Washington, D.C. Region

Lloyd T. Simpson            52       President                            1984
                                      Columbus Region


BUSINESS EXPERIENCE

     PAUL S. COPPEL joined the Company in January 1994 as Senior Vice President/General Counsel. Mr. Coppel became the Secretary in February 1995. He became the Secretary of M/I Financial in August 1995. Prior to joining the Company, Mr. Coppel was engaged in the private practice of law with Vorys, Sater, Seymour and Pease, Columbus, Ohio from April 1993 until December 1993; and Schwartz, Kelm, Warren & Rubenstein, Columbus, Ohio from September 1986 until April 1993.

     PHILLIP G. CREEK joined the Company in January 1993 as Vice President and Treasurer and became a Senior Vice President in September 1993. He became the Vice President of M/I Financial in August 1995. From 1978 to 1993, Mr. Creek was employed with The Ryland Group, Inc., a national homebuilder.

     GARY A. HAARER joined the Company in November 1996 as President of the Arizona Region. Prior to joining the Company, Mr. Haarer was employed with UDC Homes, Inc., a national homebuilder with operations concentrated in Phoenix, for more than 20 years, most recently as its Executive Vice President.

     ROBERT C. MOESLE joined the Company in December 1990 as Division Manager of the Washington, D.C. division and became Vice President/Regional Manager-Washington, D.C. Region in September 1991 and President of the Washington, D.C. Region in November 1996. He became a Senior Vice President in September 1993. Prior to joining the Company, Mr. Moesle was employed with NVR, Inc. and The Ryland Group, Inc., both national homebuilders.

     LLOYD T. SIMPSON joined the Company in 1984 and has been President of the Columbus Region since November 1996. He was Vice President/Regional Manager-Columbus Region from February 1996 through November 1996. From 1984 until February 1996, he was the Vice President/Regional Manager-Ohio Region. Mr. Simpson served as Senior Vice President from September 1993 until November 1996.

                            PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of the March 2, 1998 record date, the number and percentage of the outstanding shares of Common Stock held by each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding shares of Common Stock, by each of the Company's directors, nominees and Named Executive Officers (as defined below) and by all of the directors and Named Executive Officers of the Company as a group. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such shares. The address of each of the directors and executive officers is c/o M/I Schottenstein Homes, Inc., 3 Easton Oval, Columbus, Ohio 43219.

       ------------------------------------------------------------------------
                                                NUMBER OF SHARES        PERCENT
       NAME OF BENEFICIAL OWNER                  OF COMMON STOCK       OF CLASS
       ------------------------------------------------------------------------
       Friedrich K. M. Bohm.....................      5,000               (1)
       Jeffrey H. Miro..........................      2,000               (1)
       Irving E. Schottenstein..................    525,500 (2)           6.9%
       Robert H. Schottenstein..................    578,600 (3)           7.6%
       Steven Schottenstein.....................    531,400 (4)           7.0%
       Lewis R. Smoot, Sr.......................      2,000               (1)
       Norman L. Traeger........................     13,000               (1)
       Kerrii B. Anderson.......................     13,800 (5)           (1)
       All directors, nominees and executive
         officers as a group (7 persons)........  1,671,300              21.7%

       Dimensional Fund Advisors, Inc...........    402,800 (6)           5.3%
         1299 Ocean Avenue, 11th Floor
         Santa Monica, California 90401

       FMR Corp.
         82 Devonshire Street...................    868,600 (7)          11.4%
         Boston, Massachusetts 02109
       Linda S. Fisher..........................    569,300 (8)           7.5%
         11221 Grandon Ridge Circle
         Cincinnati, Ohio 45249
       Gary L. Schottenstein....................    563,800 (9)           7.4%
         2077 Parkhill Drive
         Columbus, OH 43209
       ------------------------------------------------------------------------

(1)  Less than 1% of the outstanding shares.
(2) Irving E. Schottenstein is the trustee of (i) the Irving and Frankie Schottenstein Trust which holds 478,300 shares, and (ii) the Steven Schottenstein Descendants Trust which holds 47,200 shares, and exercises all rights with regard to such shares. Does not include an aggregate of 2,149,000 shares which are held in trust by Mr. Schottenstein, as trustee, pursuant to trust agreements dated August 1986, as amended, for the benefit of Mr. Schottenstein's four children: Robert H. Schottenstein (550,000 shares), Steven Schottenstein (499,000 shares), Gary L. Schottenstein (550,000 shares) and Linda S. Fisher (550,000 shares). As trustee, Mr. Schottenstein is empowered to exercise all rights with regard to such shares, revoke each trust, and with the agreement of each beneficiary, amend each trust.

(3) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 2 above. 2,800 of these shares are held by Robert
     H. Schottenstein individually. 16,500 of these shares are held in trust by Robert H. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Robert H. Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares. Includes 9,300 shares of Common Stock that underlie exercisable stock options.
(4) 499,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 2 above. 2,800 of these shares are held by Steven Schottenstein individually. 20,300 of these shares are held in trust by Steven Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Steven Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares. Includes 9,300 shares of Common Stock that underlie exercisable stock options.
(5) Includes 8,900 shares of Common Stock that underlie exercisable stock options.
(6) Based on information set forth in a Schedule 13G dated February 9, 1997, which was filed by Dimensional Fund Advisors, Inc., a registered investment advisor, on behalf of its advisory clients.
(7) Based on information set forth in Amendment No. 2 to Schedule 13G dated February 14, 1998, which was filed on behalf of FMR Corp. and certain other Fidelity entities.
(8) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 2 above. 2,800 of these shares are held by Linda S. Fisher individually. 16,500 of these shares are held in trust by Mrs. Fisher, as trustee, for the benefit of her children pursuant to trust agreements dated December 22, 1994. As trustee, Mrs. Fisher is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.
(9) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 1 above. 2,800 of these shares are held by Gary
     L. Schottenstein individually. 11,000 of these shares are held in trust by Gary L. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Gary
     L. Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.

     The address of Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein, Gary L. Schottenstein and Linda S. Fisher is c/o Irving E. Schottenstein, 3 Easton Oval, Columbus, Ohio 43219.

                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual compensation and other compensation for each of the fiscal years ended December 31, 1997, 1996 and 1995 for the Company's Chief Executive Officer and for each other executive officer of the Company (the "Named Executive Officers"):

------------------------------------------------------------------------------------------------------------------------
                                                                                           LONG-TERM
                                            ANNUAL COMPENSATION                           COMPENSATION
                               ----------------------------------------------           ----------------
                                                                                      AWARDS      PAYOUTS
                                                                                      ------      -------
                                                                        OTHER       SECURITIES
                                                                        ANNUAL      UNDERLYING     LTIP      ALL OTHER
   NAME AND PRINCIPAL                    SALARY      BONUS           COMPENSATION     OPTIONS     PAYOUTS   COMPENSATION
       POSITION                 YEAR      ($)         ($)                 ($)           (#)         ($)     ($) (1) (2)
------------------------------------------------------------------------------------------------------------------------
Irving E. Schottenstein        1997     586,406    1,095,582 (3)        -              -           -      62,601
  Chief Executive Officer      1996     585,406      857,987 (3)        -              -           -      63,395
                               1995     575,000      556,518 (3)(4)     -              -           -      63,580

Robert H. Schottenstein        1997     310,406      654,844 (3)        -           2,500          -      58,899
  President                    1996     310,406      698,236 (3)        -           4,500          -       4,438
                               1995     300,000      145,355 (3)(4)     -           5,000          -       2,220

Steven Schottenstein           1997     310,406      653,794 (3)        -           2,500          -      47,320
  Senior Executive Vice        1996     310,406      698,236 (3)        -           4,500          -       4,438
  President                    1995     300,000      145,355 (3)(4)     -           5,000          -       2,220

Kerrii B. Anderson             1997     210,406      251,357            -           1,500     53,553(5)   12,935
  Senior Vice President,       1996     210,406      250,000 (3)        -           4,000     50,638(5)    4,438
  Chief Financial Officer      1995     196,154      120,406 (3)(4)     -           5,000     48,059(5)    2,220
------------------------------------------------------------------------------------------------------------------------

(1) The amounts shown represent the individual's share of the Company's discretionary contribution for 1995, 1996 and 1997, respectively, under the Company's 401(k) plan as detailed in footnote 2 below. In addition, such amounts for the 1996 and 1997 fiscal years for each of the Named Executive Officers other then Irving E. Schottenstein include $1,623 of long-term disability plan premiums.
(2) "All Other Compensation" for each of the Named Executive Officers for the 1995, 1996 and 1997 fiscal years includes the individual's share of the Company's discretionary contribution for 1995, 1996 and 1997 under the Company's 401(k) plan in the amounts of $2,220, $2,815 and $2,876, respectively, and, in the case of Irving E. Schottenstein only, the non-term portion of the premium for a split dollar life insurance policy of $61,360, $60,580 and $59,725, respectively. "All Other Compensation" for Robert H. Schottenstein, Steven Schottenstein and Kerrii B. Anderson for the 1997 fiscal year also includes the non-term portion of the premium for a split-dollar life insurance policy of $54,400, $42,820 and $8,435, respectively.
(3) Represents amounts accrued pursuant to bonus incentive plans approved by the Compensation Committee of the Board, or with respect to the Chief Executive Officer, the CEO Compensation Subcommittee of the Compensation Committee.
(4)  Includes a discretionary bonus of $10,406.

(5) Represents compensation pursuant to an executive deferred compensation plan.

     On August 9, 1994, the Company and Irving E. Schottenstein entered into an employment agreement under which the Company agreed to purchase and maintain a split-dollar life insurance policy for Mr. Schottenstein in an amount not less than $1.5 million. In the event Mr. Schottenstein becomes disabled, he will receive disability payments from the Company for a period of up to three years, in an annual amount equal to the average of the salary and bonus earned by Mr. Schottenstein during the three calendar years preceding his disability. In the event Mr. Schottenstein's employment ends, he has agreed to serve as a consultant to the Company for a period of two years for which he will be paid $500,000 per year.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the nonqualified stock options granted by the Board during the 1997 fiscal year to each of the Named Executive Officers:

----------------------------------------------------------------------------------------------------------------

                                                                                             POTENTIAL
                                                                                        REALIZABLE VALUE AT
                                                                                       ACCRUED ANNUAL RATES OF
                                                                                       STOCK PRICE APPRECIATION
                                                 INDIVIDUAL GRANTS (1)                      FOR OPTION TERM
                          ---------------------------------------------------------    ------------------------
                            NUMBER OF
                           SECURITIES        % OF TOTAL
                           UNDERLYING     OPTIONS GRANTED
                             OPTIONS       TO EMPLOYEES IN    EXERCISE   EXPIRATION
                             GRANTED         FISCAL YEAR       PRICE        DATE              5%       10%
       NAME                    (#)               (%)           ($/SH)                        ($)      ($)
---------------------------------------------------------------------------------------------------------------
Irving E. Schottenstein         (2)                -               -            -               -         -
Robert H. Schottenstein       2,500              8.7           10.625       4/1/07         16,705    42,334
Steven Schottenstein          2,500              8.7           10.625       4/1/07         16,705    42,334
Kerrii B. Anderson            1,500              5.2           10.625       4/1/07         10,023    25,400
---------------------------------------------------------------------------------------------------------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited. All stock options were granted at the closing market price on the date of grant.
(2) Prior to the termination of the Schottenstein family agreement in August 1997, Irving E. Schottenstein was not eligible to receive stock options.

FISCAL YEAR END OPTION VALUES

     The following table sets forth information with respect to unexercised options held as of the end of the 1997 fiscal year by each of the Named Executive Officers.

------------------------------------------------------------------------------------------------
                                        NUMBER OF
                                   SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                   UNEXERCISED OPTIONS                IN-THE-MONEY OPTIONS
                                    AT FISCAL YEAR END                 AT FISCAL YEAR END

                                         (#) (1)                               ($)
                               -----------------------------      ------------------------------
     NAME                      EXERCISABLE     UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
                               -----------------------------      ------------------------------
Irving E. Schottenstein            (2)                 -                  -                -

Robert H. Schottenstein          9,300             7,700            $64,738          $64,138

Steven Schottenstein             9,300             7,700            $64,738          $64,138

Kerrii B. Anderson               8,900             6,600            $61,538          $55,275
-----------------------------------------------------------------------------------------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited.
(2) Prior to the termination of the Schottenstein family agreement in August 1997, Irving E. Schottenstein was not eligible to receive stock options.

COMPENSATION OF DIRECTORS

     Lewis R. Smoot, Sr., Friedrich K. M. Bohm and Norman L. Traeger, the independent directors on the Board, were paid a fee of $4,000 per quarter during 1997, plus an additional $1,000 for attending a special meeting of the Board. Pursuant to a deferred compensation program instituted in 1997, directors are permitted to designate that payment of the foregoing fees be made in the common stock of the Company based on the closing price of the Company's Common Stock on the New York Stock Exchange as of the close of business at end of month in which board meeting a given Board meeting occurred.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee with respect to the 1997 fiscal year was comprised of five members: Lewis R. Smoot, Sr., Friedrich K. M. Bohm, Irving
E. Schottenstein, Robert H. Schottenstein (since May 7, 1997) and Norman L. Traeger. Irving E. Schottenstein and Robert H. Schottenstein are executive officers of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Ownership of and transactions in the Common Stock of the Company by executive officers, directors and persons who own more than 10% of the Common Stock are required to be reported to the SEC pursuant to Section 16 of the Securities Exchange Act of 1934. Based solely on a review of the copies of reports furnished to the Company and representations of certain executive officers and directors, the Company believes that during fiscal 1997 its executive officers, directors and greater than 10% beneficial owners complied with such requirements, except that Forms 5 with respect to Messrs. Robert Schottenstein, Steven Schottenstein and Traeger and Ms. Anderson were inadvertently filed after their due date.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THIS REPORT AND THE GRAPH SET FORTH BELOW UNDER "ELECTION OF DIRECTORS -PERFORMANCE GRAPH" SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

     GENERAL. The Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation program that is intended to attract and retain qualified executives for the Company and to provide them with incentives to achieve the Company's goals and increase shareholder value. The Compensation Committee implements this policy through establishing salaries, bonuses and stock options. The Compensation Committee's current policy is not to provide pension or other retirement plans for the Company's executive officers other than the 401(k) Plan.

     In 1997, the Company reviewed its policy with respect to the executive officers of the Company. Upon such review, the Company determined that the Company's executive officers consist of the Chief Executive Officer, the President, the Senior Executive Vice President and the Chief Financial Officer.

     In addition, in 1997, the Compensation Committee retained Deloitte & Touche LLP (the "Compensation Consultant") to perform an independent review of the Company's executive compensation for its Chief Executive Officer, President and Senior Executive Vice President compared to the practice of thirteen other public homebuilders. Based on such comparison (factoring in the Company's relative financial performance), the Compensation Consultant and the Compensation Committee concluded that the average total compensation for these three executive officers was commensurate with the average total compensation paid to comparable executives at comparable companies for 1994, 1995 and 1996.

     BASE SALARY. The average base salary paid to the Company's executive officers is commensurate with the base salaries paid to persons holding comparable positions with other publicly traded regional and national homebuilders.

     PERFORMANCE BONUS. The Compensation Committee adopted a new performance bonus program for its President and Senior Executive Vice President in 1996. The performance bonus that can be earned by such executive officers is based upon two factors tied to the Company's performance: (i) earning a specified level of income before income taxes and (ii) achieving a specified homeowner satisfaction rating as measured by a homeowner survey conducted by the Company. The total amount that can be earned under the bonus program by such executive officers has been capped at three times their annual base salary.

     Pursuant to this performance bonus program, in order for the President and the Senior Vice President to earn an performance bonus equivalent to the bonus earned in the preceding year, the Company's income before income taxes was required to increase by 10%. If such income had not increased, the performance bonus level would have decreased. Notwithstanding the fact that, because of the Company's strong financial performance in 1997, the President and Senior Executive Vice President would have been entitled to higher performance bonuses based on this plan, the President and the Senior Executive Vice President recommended, and the Compensation Committee agreed, that the President and the Senior Executive Vice President's performance bonuses for 1997 be capped at $650,000.

     The Compensation Committee adopted a new performance bonus program for the Chief Financial Officer in 1997. The Chief Financial Officer's performance bonus is based upon the Company's income before income taxes and is capped at 125% of her annual base salary.

     STOCK OPTIONS. It is the Company's intent to award stock options to the Company's executive officers in amounts reflecting the participant's position, the ability to influence the Company's overall performance and the financial performance of the Company. Options are intended to retain and motivate executive officers to improve the Company's financial results and stock performance. During 1997, the

Compensation Committee approved the award of nonqualified stock options ("NQSOs") for 6,500 shares of Common Stock at $10.625 per share to the Named Executive Officers (see "-- Option Grants in Last Fiscal Year"). The NQSOs vest at a rate of 20% per year over the first five years and lapse after ten years unless sooner exercised or forfeited.

     CHIEF EXECUTIVE OFFICER COMPENSATION. The Chief Executive Officer's compensation is determined by a CEO Compensation Subcommittee of the Compensation Committee. The Chief Executive Officer's base salary for 1997 was at a level commensurate with that paid to chief executive officers of other publicly-held, regional and national homebuilders.

     The performance bonus for the Chief Executive Officer for 1997 was determined pursuant to the amended Performance-Based Bonus Plan which was approved by the Company's shareholders at the 1995 annual meeting. The amended Performance-Based Bonus Plan uses two factors tied to the Company's performance to determine his performance bonus: (i) earning a specified level of income before income taxes and (ii) achieving a specified homeowner satisfaction rating as measured by a homeowner survey conducted by the Company. The total performance bonus that may be earned by the Chief Executive Officer under the Performance-Based Bonus Plan was capped at four times his annual base salary.

     SECTION 162(m) COMPLIANCE. Section 162(m) of the Internal Revenue Code of 1986, as amended, places certain restrictions on the amount of compensation in excess of $1,000,000 which may be deducted for each executive officer. The Company proposed the Performance-Based Bonus Plan for approval by the shareholders and constituted the CEO Compensation Subcommittee of the Compensation Committee to comply with Section 162(m). The Company believes that all compensation to executive officers in excess of $1,000,000 will be fully deductible with respect to the 1997 tax year of the Company.

                                    COMPENSATION COMMITTEE:

                                    FRIEDRICH K. M. BOHM
                                    JEFFREY H. MIRO (SINCE FEBRUARY 24, 1998)
                                    LEWIS R. SMOOT, SR.
                                    IRVING E. SCHOTTENSTEIN
                                    ROBERT S. SCHOTTENSTEIN (SINCE MAY 7, 1997)
                                    NORMAN L. TRAEGER

PERFORMANCE GRAPH

     This chart graphs the Company's performance in the form of cumulative total return to shareholders from November 3, 1993 (the date the Company completed its initial public offering) until December 31, 1997 in comparison to STANDARD AND POOR'S 500 and the cumulative return on the common stock of seven publicly traded peer issuers, including several of the Company's principal competitors (the "Peer Group"). The Peer Group includes Continental Homes Holding Corporation; D.R. Horton, Inc.; Hovnanian Enterprises, Inc.; Kaufman and Broad Home Corporation; Lennar Corporation; Toll Brothers, Inc. and Washington Homes, Inc.

                    COMPARISON OF CUMULATIVE TOTAL RETURN
                    NOVEMBER 3, 1993 TO DECEMBER 31, 1997





                                     11/3/93   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
---------------------------------------------------------------------------------------------------
M/I Schottenstein Homes, Inc.          100       126.96     48.70      81.74      76.52     130.44
S&P 500 Index                          100       101.41    102.75     141.35     173.82     231.81
Peer Group                             100       114.11     64.36     108.71     104.01     165.99
---------------------------------------------------------------------------------------------------

(1) Assumes that the value of the common stock of the Company and the indices was 100 on November 3, 1993 and that all dividends were reinvested.

                            SELECTION OF AUDITORS

   The Board will select the Company's independent auditors for 1998 based upon the recommendation of the Audit Committee which is anticipated to be made in May 1998. Deloitte & Touche LLP were the independent auditors for 1997. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

   Any proposals of shareholders which are intended to be presented at the next annual meeting of shareholders must be received by the Company at its principal executive offices by November 20, 1998. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                            EXPENSES OF SOLICITATION

   The entire expense of preparing, assembling, printing and mailing the proxy form and the form of material used in the solicitation of proxies will be paid by the Company. The Company has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies from shareholders at a fee not to exceed $10,000 plus reimbursement of reasonable out-of-pocket expenses. In addition, proxies may be solicited personally or by telephone, mail or telegraph. Officers or employees of the Company may assist with personal or telephone solicitation and will receive no additional compensation therefor. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Common Stock.

                                 OTHER MATTERS

   The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote in their discretion upon such matters in accordance with their judgment.

   You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                       By Order of the Board of Directors,


                                       /s/ Paul S. Coppel
                                       Paul S. Coppel,
                                       Secretary

                                                                     APPENDIX I

                             AMENDED AND RESTATED
                                  REGULATIONS
                                      OF
                         M/I SCHOTTENSTEIN HOMES, INC.


                      ARTICLE I - MEETING OF SHAREHOLDERS


          (a) ANNUAL MEETINGS. An annual meeting of shareholders, for the election of directors, for the consideration of any reports and for the transaction of such other business as may be brought before the meeting, shall be held at such time and place, within or without the State of Ohio as may be specified in the notice. The date of each annual meeting of the shareholders shall be held no earlier than sixty (60) days, but no later than two hundred seventy (270) days subsequent to the corporation's year end. The specific meeting date within such time period shall be determined by the Board in its sole and absolute authority; provided, however, that each meeting date shall be within the 13 month period following the last annual meeting of the Shareholders. If this date shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day.

          (b) SPECIAL MEETINGS. Special meetings of the shareholders of this corporation shall be called by the Secretary, pursuant to a resolution of the Board, or upon written direction of the Chairman of the Board, the President or, in the case of the President's absence, death or disability, a Vice President authorized to exercise the authority of the President, or upon written request by shareholders representing 50% of the shares issued and entitled to vote thereat. Calls for special meetings shall specify the time, place and object or objects thereof, and no business other than that specified in the call therefor shall be considered at any such meetings. Special meetings of the shareholders may be held at such time and place either within or without the State of Ohio,

          (c) NOTICES OF MEETINGS. A written or printed notice of the annual or any special meetings of the shareholders, stating the time and place, and in case of special meetings, the objects thereof, shall be given by the Secretary to each shareholder entitled to vote at such meeting appearing on the books of the corporation, by mailing the same to his address as same appears on the records of the corporation or of its Transfer Agent or Agents, at least SEVEN (7) days, but no more than sixty (60) days, before any such meeting. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at the meeting.

          (d) QUORUM. Those shareholders present in person or by proxy entitling them to exercise a majority of the voting power shall constitute a quorum for any meeting of shareholders, except when a greater proportion is required by law, the Articles of Incorporation or these Code of Regulations. In the event of an absence of a quorum at any meeting or any adjournment thereof, a majority of those present in person or by proxy and entitled to vote may adjourn such meeting from time to time. At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

          (e) PLACE OF MEETINGS. The annual or any special meeting of shareholders may be held at such place or places within or without the State of Ohio, as may be specified in the notice of any such meetings.

          (f) PROXIES. At any meeting of shareholders, any person who is entitled to attend, or to vote thereat, and to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his other rights, by proxy or proxies appointed by a writing signed by such person and submitted to the Secretary at or before such meeting. Voting by proxy or proxies shall be governed by all of the provisions of Ohio law, including the provisions relating to the sufficiency of the writing, the duration of the validity of the proxy or proxies, and the power of substitution and revocation.

          (g) DETERMINING SHAREHOLDERS OF RECORD. The Board may fix in advance a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of the shareholders. The record date so fixed shall not be more than sixty (60) days prior to the date of the meeting. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting, notwithstanding any transfer of any shares on the books of the corporation after the record date. If the Board does not fix such a record date, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, are entitled to vote at the meeting.

          (h) VOTING. At all meetings of the shareholders, every registered owner of shares entitled to vote may vote in person or by proxy and shall have one vote for each share standing in his name on the books of the corporation. The vote at any meeting of the shareholders on any questions need not be by ballot, unless so directed by the Chairman of the meeting or required by the Articles of Incorporation. On a vote by ballot, each ballot shall be signed by the shareholder voting, or by his proxy if there be such proxy, and it shall state the number of shares voted. At any meeting at which a quorum is present, all questions and business which shall come before the meeting shall be determined by the vote of the holders of a majority of the voting power, except when a different proportion is required by law, the Articles of Incorporation or these Code of Regulations.

          (i) INSPECTORS. The Board, in advance of any meeting of the shareholders, may appoint one or more inspectors to act at the meeting. If inspectors are not so appointed, the Chairman presiding at the meeting may appoint one or more inspectors. If any person so appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the Chairman presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at the meeting with strict impartiality and according to the best of his ability. The inspectors so appointed shall (i) determine the number of shares outstanding, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, (ii) receive votes, ballots, waivers, releases or consents, (iii) hear and determine all challenges and questions arising in connection with the right to vote, (iv) count and tabulate all votes, ballots, waivers, releases or consents, (v) determine and announce the results of each election or vote and (vi) do such acts as are proper to conduct each election or vote with fairness to all shareholders.
On request of the Chairman presiding at the meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

          (j) CHAIRMAN OF MEETING. The CHIEF EXECUTIVE OFFICER shall preside at all meetings of the shareholders. IN THE ABSENCE OF THE CHIEF EXECUTIVE OFFICER, THE PRESIDENT SHALL PRESIDE AT ALL MEETINGS OF THE SHAREHOLDERS. In the absence of the CHIEF EXECUTIVE OFFICER AND THE PRESIDENT, the Board may appoint THE CHAIRMAN OF THE BOARD OR any OTHER officer of the corporation to act as chairman of the meeting.

          (k) SECRETARY OF MEETING. The Secretary of the corporation shall act as Secretary of all meetings of the shareholders; and, in his absence, the Chairman may appoint any person to act as Secretary of the meeting.


                              ARTICLE II - SHARES


          (a) CERTIFICATES. Certificates evidencing the ownership of shares of the corporation shall be issued to those entitled to them by transfer or otherwise. Each certificate for shares shall bear a distinguishing number, the signature of the Chairman of the Board or the President or a Vice President and the signature of the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer of the corporation, and such recitals as

                                Appendix I - 2
may be required by law. If authorized by the Board and to the extent permitted by, and subject to any conditions imposed under applicable law, the signatures of any of said officers on the certificates may be facsimile, engraved, stamped or printed. The certificates for shares shall be of such tenor and design as the Board from time to time may adopt.

          (b) TRANSFERS. The shares of the corporation shall be assignable and transferable only on the books and records of the corporation or of its Transfer Agent or Agents by the registered owner, or by his duly authorized attorney, upon surrender of the certificate duly and properly endorsed with proper evidence of authority to transfer. The corporation or its Transfer Agent or Agents shall issue a new certificate for the shares surrendered to the person or persons entitled thereto.

          (c) LOST, STOLEN OR DESTROYED CERTIFICATES. The holder of any shares in the corporation shall immediately notify the Secretary of any lost, stolen or destroyed certificate, and the corporation may issue a new certificate in the place of any certificate alleged to have been lost, stolen or destroyed. The Board may, at its discretion, require the owner of a lost, stolen or destroyed certificate or his legal representative to give the corporation a bond on such terms and with such sureties as it may direct, to indemnify the corporation against any claim that may be made against it on account of the alleged lost, stolen or destroyed certificate. The Board may, however, at its discretion, refuse to issue any such new certificate except pursuant to legal proceedings in a court having jurisdiction over such matter pursuant to Ohio law.

          (d) FIXING OF RECORD DATE. The Board shall have power to fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of shareholders or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any rights in respect of any change, conversion or exchange of capital stock may be exercised, and in such cases, such shareholders only as shall be shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividends, or to receive such allotment of rights, or to exercise the rights in respect of such change, conversion or exchange of capital stock.

          (e) DIVIDENDS. Subject to law and the provisions of the Articles of Incorporation, if any, the directors may declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend, there may be set apart out of any funds of the corporation available for distribution that amount which the directors in their discretion think proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall think conducive to the interest of the corporation.

          (f) RESTRICTIONS ON TRANSFER. A restriction on the hypothecation, transfer or registration of transfer of shares of the corporation may be imposed either by the Articles of Incorporation or by this Code of Regulations or by an agreement among any number of shareholders or among such holders and the corporation or by resolution of the Board determining that restriction is reasonably necessary for compliance with the Securities Act of 1933, as amended. No restriction so imposed shall be binding with respect to the securities issued prior to the adoption of the restriction unless the holders of such securities are parties to an agreement or voted in favor of the restriction. Unless noted conspicuously on the share certificate, a restriction, even though permitted by this Section, is ineffective except against a person with actual knowledge of the restriction.


                            ARTICLE III - DIRECTORS


          (a) MANAGEMENT OF CORPORATION. Except where the law, the Articles of Incorporation or this Code of Regulations requires actions to be authorized or taken by the shareholders, all of the authority of the corporation shall be exercised and the property, business, and affairs of the corporation shall be managed and controlled by, and under the direction of, its Board.

                              Appendix I - 3

          (b) NUMBER AND TERM. The number of members of the Board shall be initially fixed at nine (9) and shall be divided into three classes. The first class shall be comprised of three directors, and the directors initially elected to such class shall hold office until the next succeeding annual meeting of the shareholders and until their successors are duly elected and qualified. The second class shall be comprised of three directors, and the directors initially elected to such class shall hold office until the second succeeding annual meeting of the shareholders and until their successors are duly elected and qualified. The third class shall be comprised of three directors, and the directors initially elected to such class shall hold office until the third succeeding annual meeting of the shareholders and until their successors are duly elected and qualified. Thereafter, at each annual meeting of shareholders, directors to succeed those whose terms are expiring at such annual meeting shall be elected to hold office until the third succeeding annual meeting of the shareholders and until their successors are duly elected and qualified.

          (c) NEWLY CREATED DIRECTORSHIPS AND VACANCIES. A resignation from the Board shall be deemed to take effect upon its receipt by the Secretary, unless some other time is specified therein. The acceptance of any resignation shall not be necessary to make it effective unless so specified in the resignation. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause, may be filled at any duly convened meeting by the affirmative vote of a majority of the remaining directors then in office, even though the number of then serving directors is less than a quorum of the Board; provided, however, that any vacancy resulting from the removal of a director by the shareholders shall be filled only by the vote of the shareholders entitled to vote for the election of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

          (d) CHANGE IN NUMBER OF DIRECTORS. The number of directors of the corporation and the number of directors in each class may be changed either by the affirmative vote of a majority of the directors or by an affirmative vote of the holders of record of at least 75% of the voting power of the corporation at a meeting of the shareholders called for that purpose and for the purpose of electing directors; PROVIDED, HOWEVER, that the classes shall be of approximately equal size and in no event shall any class contain more than six directors. No reduction in the number of directors, either by a vote of the directors or shareholders, shall of itself have the effect of shortening the term of any incumbent director.

          (e) NOMINATIONS. Nominations for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. However, any shareholders entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States Mail, postage prepaid, to the Secretary of the corporation NOT LESS THAN SIXTY
(60) DAYS NOR MORE THAN NINETY (90) DAYS PRIOR TO THE FIRST ANNIVERSARY OF
THE DATE OF THE PRECEDING YEAR'S ANNUAL MEETING (OR, IF THE DATE OF ANNUAL MEETING IS CHANGED BY MORE THAN THIRTY (30) DAYS FROM THE ANNIVERSARY DATE OF THE PRECEDING YEAR'S ANNUAL MEETING OR IN THE CASE OF A SPECIAL MEETING, WITHIN SEVEN (7) DAYS AFTER THE DATE THE COMPANY MAILS OR OTHERWISE GIVES NOTICE OF THE DATE OF THE MEETING). Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board;
and (e) the consent of each nominee to serve as a director of the corporation if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                                Appendix I - 4

          (f) REGULAR MEETINGS. Regular meetings of the Board shall be held at such frequency and on such dates as the Board may from time to time designate.

          (g) SPECIAL MEETINGS. Special meetings of the Board shall be called by the Secretary upon written request of the Chairman of the Board, the President or any two (2) directors.

          (h) NOTICE OF MEETINGS. The Secretary shall give written notice of the time and place of each meeting of the Board, whether regular or special, to each member of the Board, either by personal delivery or by mail, telegram, cablegram or other means authorized by law, at least two (2) days prior to such meeting.

          (i) QUORUM. A majority of the Directors in office at the time shall constitute a quorum at all meetings thereof.

          (j) PLACE OF MEETINGS. The Board may hold its meetings at such place or places within or without the State of Ohio as the Board may from time to time determine.

          (k) COMPENSATION. Directors shall be entitled to receive as compensation for services rendered and expenses incurred as directors, such amounts as the Board may determine. Members of any committees created hereunder or by the Board may be allowed such compensation as the Board may determine for attending committee meetings.

          (l) TELECONFERENCES. Meetings of the Board, or any committee thereof, may be held through any communications equipment if all persons participating in such meeting can hear each other, and participation in any meeting in this manner shall constitute presence at such meeting.

          (m) CONFLICTS OF INTEREST. A director of the corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise. No transaction, contract or other act of the corporation shall be void or voidable or in any way affected or invalidated solely by reason of the fact that any director or any firm, corporation or trust in which such director is a member or is a beneficiary, shareholder, director, officer or trustee, is in any way interested in such transaction, contract or other act, provided that the conditions of Section 1701.60 of the General Corporation Law of Ohio, as the same now exists or may hereafter be amended, are satisfied. No director shall be accountable or responsible to the corporation for or in respect of any such transaction, contract or other act of the corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation or trust which he is a beneficiary, shareholder, director, officer or trustee is interested in such transaction, contract or other act.

          (n) REMOVAL FOR CAUSE. NO DIRECTOR MAY BE REMOVED FROM OFFICE BY THE SHAREHOLDERS EXCEPT FOR CAUSE WITH THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN A MAJORITY OF THE TOTAL VOTING POWER OF THE CORPORATION ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.


                            ARTICLE IV - COMMITTEES


          (a) EXECUTIVE COMMITTEE. The Board shall, by resolution or resolutions passed by a majority of the Board, designate THREE (3) or more of their number, which shall include the Chairman of the Board, to constitute an Executive Committee to serve at the pleasure of the Board. The Chairman of the Board shall be the Chairman of the Executive Committee. The Board is authorized to remove at any time, without notice, any member of the Executive Committee, except the Chairman of the Board, and elect another member in his place and stead.

                                   Appendix I-5

     The Board may appoint one (1) or more directors as alternate members of the Executive Committee who may take the place of any absent member or members at any meeting of the Executive Committee.

     Except as otherwise provided herein, in the Articles of Incorporation or by law, the Board may delegate to such Committee, during the interval between meetings of the Board, authority to exercise all of the powers, or only specifically enumerated or described powers, of the Board in the management of the business and affairs of the corporation.

     The Executive Committee shall keep full and fair records and accounts of its proceedings and transactions. All action by the Executive Committee shall be reported to the Board at its meeting next succeeding such action and shall be subject to control, revision and alteration by the Board; provided that no rights of third persons shall be prejudicially affected thereby.

     Vacancies on the Executive Committee shall be filled by the Board.

          (b) COMPENSATION COMMITTEE. The Board shall appoint the Compensation Committee, which shall consist of THREE (3) or more directors, a majority of which are independent directors. For purposes of this section, an independent director is a director who is not an employee, officer or former officer of the corporation or a subsidiary or division thereof, or a relative of a principal executive officer, or who is not an individual member of an organization acting as an advisor, consultant or legal counsel receiving compensation on a continuing basis from the corporation in addition to director's fees. The Board shall designate one (1) of the members as Chairman of the Committee. The Compensation Committee shall review and report to the Board on company compensation programs and policies to assure that they are competitive and provide for internal equity; review and advise the President on specific compensation matters for officers and top executives; and perform such other duties as the Board may require.

          (c) AUDIT COMMITTEE. The Board shall appoint the Audit Committee, which shall consist of not less than THREE (3) or more directors who are independent directors of the corporation. The Board shall designate one (1) of the members as Chairman of the Committee. The Audit Committee shall review and report to the Board on the corporation's audit procedures and policies, make recommendations concerning such policies and procedures, and perform such other duties as the Board may require.

          (d) GENERAL. The Board may by resolution provide for such other standing committees or special committees as it deems desirable and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board. The Board shall appoint the members of any and all such committees and shall designate the Chairman of each such committee. Subject to the provisions of this Code of Regulations, committees formed by the Board shall fix their own rules of procedure and shall meet as provided by such rules or by resolutions of the Board, and they shall also meet at the call of the Chairman of the Board, the President, any two members of the committee, or the sole surviving member of the committee. A majority of the surviving members of a committee shall be necessary to constitute a quorum. Any committee, including the Executive Committee, may act in writing, or by cable or telegraph or by telephone with written confirmation, without a meeting; but no such action of a committee shall be effective unless concurred in by all members of the committee.



                                   Appendix I - 6

                       ARTICLE V - ELECTION OF OFFICERS


          At the first meeting of the Board in each year (at which a quorum shall be present) held next after the annual meeting of the shareholders, the Board shall elect the officers of the corporation. Officers may also be elected at any regular meeting of the Board or at any special meeting called for such purpose.

                             ARTICLE VI - OFFICERS


          (a) DESIGNATION. The officers of this corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as the Board may, from time to time, elect, all of whom may or may not be directors. The Chairman of the Board must be a director of the corporation. Any person may hold two or more offices, except that one person may not simultaneously hold the offices of President and Secretary. Said officers shall be chosen by the Board and shall hold office for one (1) year, or until their successors are elected and qualified.

          (b) REMOVAL. Any officer elected by the Board may be removed at any time, with or without cause, upon vote of the majority of the whole Board. Any officer appointed not by the Board but by an officer or committee to which the Board shall have delegated the power of appointment may also be removed at any time, with or without cause, by the committee or superior officer (including successors) who made the appointment, or by any committee or officer upon whom such power of removal may be conferred by the Board.

          (c) RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the corporation. Any such resignation shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          (d) CONFLICTS OF INTEREST. An officer of the corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise. No transaction, contract or other act of the corporation shall be void or voidable or in any way affected or invalidated solely by reason of the fact that any officer or any firm, corporation or trust in which such officer is a member or is a beneficiary, shareholder, director, officer or trustee, is in any way interested in such transaction, contract or other act, provided that the conditions of Section 1701.60 of the General Corporation Law of Ohio, as the same now exists or may hereafter be amended, are satisfied. No officer shall be accountable or responsible to the corporation for or in respect of any such transaction, contract or other act of the corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation or trust in which he is a beneficiary, shareholder, director, officer or trustee is interested in such transaction, contract or other act.

                       ARTICLE VII - DUTIES OF OFFICERS


          (a) CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of directors. He shall exercise, subject to the control of the Board and the shareholders of the corporation, a general supervision over the affairs of the corporation, and shall perform generally all duties incident to the office and such other duties as may be assigned to him from time to time by the Board.

          (b) CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall have general control and management of the business affairs and policies of the corporation. He shall be generally responsible for the proper conduct of the business of the corporation. Except as otherwise provided by law, the Articles of Incorporation, this Code of Regulations or resolution of the Board, the Chief Executive Officer shall possess the

                                 Appendix I - 7
same power as the President to sign all certificates, contracts, and other instruments of the corporation. During the absence or disability of the President, the Chief Executive Officer shall exercise all the powers and discharge all of the duties of the President. The Chief Executive Officer shall preside at all meetings of the shareholders. The Chief Executive Officer shall have such other powers and perform such other duties as from time to time may be conferred upon him by the Board.

          (c) PRESIDENT. The President shall be the principal operating and administrative officer of the corporation. If there is no Chief Executive Officer or during the absence or disability of the Chief Executive Officer, he shall exercise all of the powers and discharge all of the duties of the Chief Executive Officer. Except as otherwise provided by law, the Articles of Incorporation, this Code of Regulations or resolution of the Board, the President shall possess the power to sign all certificates, contracts and other instruments of the corporation. The President shall, in the absence of the Chief Executive Officer, preside at all meetings of the shareholders.
The President shall perform all other duties as are incident to his office or are properly required by him by the Board.

          (d) VICE PRESIDENT. The Vice Presidents shall have such powers and perform such duties as may be assigned to them by the Board or the President.

          (e) SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of shareholders and directors and all other notices required by law or by this Code of Regulations and, in case of his absence or refusal or neglect to do so for a period of fifteen (15) days, any such notice may be given by a person thereunto directed by the President, or by the directors or shareholders upon whose request the meeting is called as provided in this Code of Regulations. The Secretary shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose and shall perform such other duties as may be assigned to him by the Board or the President. The Secretary shall have the custody of the seal of the corporation, if any, and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

          (f) TREASURER. The Treasurer shall have the custody of the funds and securities of the corporation which may come into his hands, and shall do with the same as may be ordered by the Board. When necessary or proper, he may endorse on behalf of the corporation, for collection, checks, notes and other obligations. He shall deposit the funds of the corporation to its credit in such hands and depositories as the Board may, from time to time, designate. He shall also have such further duties as may be assigned to him by the Board.

                        ARTICLE VIII - INDEMNIFICATION


     (a) MANDATORY INDEMNIFICATION. THE CORPORATION SHALL INDEMNIFY ANY OFFICER OR DIRECTOR OF THE CORPORATION WHO WAS OR IS A PARTY OR IS THREATENED TO BE MADE A PARTY TO ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE OR INVESTIGATIVE (INCLUDING, WITHOUT LIMITATION, ANY ACTION THREATENED OR INSTITUTED BY OR IN THE RIGHT OF THE CORPORATION), BY REASON OF THE FACT THAT HE IS OR WAS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR, TRUSTEE, OFFICER, EMPLOYEE, MEMBER, MANAGER OR AGENT OF ANOTHER CORPORATION (DOMESTIC OR FOREIGN, NONPROFIT OR FOR PROFIT), LIMITED LIABILITY COMPANY, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE, AGAINST EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES, FILING FEES, COURT REPORTERS' FEES AND TRANSCRIPT COSTS), JUDGMENTS, FINES AND AMOUNTS PAID IN SETTLEMENT ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IF HE ACTED IN GOOD FAITH AND IN A MANNER HE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE CORPORATION. A PERSON CLAIMING INDEMNIFICATION UNDER THIS SECTION SHALL BE PRESUMED, IN RESPECT OF ANY ACT OR OMISSION GIVING RISE TO SUCH CLAIM FOR INDEMNIFICATION, TO HAVE ACTED IN GOOD FAITH AND IN A MANNER HE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE CORPORATION, AND THE TERMINATION OF ANY ACTION SUIT OR PROCEEDING BY JUDGMENT, ORDER, SETTLEMENT OR CONVICTION, OR UPON A PLEA OF NOLO CONTENDERE OR ITS EQUIVALENT, SHALL NOT, OF ITSELF, REBUT SUCH PRESUMPTION. ANY INDEMNIFICATION UNDER THIS SECTION, UNLESS ORDERED BY A COURT, SHALL BE MADE BY THE CORPORATION ONLY UPON A DETERMINATION THAT THE DIRECTOR OR OFFICER HAS MET THE APPLICABLE

                                   Appendix I - 8

STANDARD OF CONDUCT AND SUCH DETERMINATION SHALL BE MADE BY (i) A MAJORITY VOTE OF A QUORUM CONSISTING OF DIRECTORS OF THE CORPORATION WHO WERE AND ARE NOT PARTIES TO, OR THREATENED WITH, ANY SUCH ACTION, SUIT OR PROCEEDING, (ii) IF SUCH A QUORUM IS NOT OBTAINABLE OR IF A MAJORITY OF A QUORUM OF DISINTERESTED DIRECTORS SO DIRECTS, IN A WRITTEN OPINION BY INDEPENDENT LEGAL COUNSEL OTHER THAN AN ATTORNEY, OR A FIRM HAVING ASSOCIATED WITH IT AN ATTORNEY, WHO HAS BEEN RETAINED BY OR WHO HAS PERFORMED SERVICES FOR OR ANY PERSON TO BE INDEMNIFIED, WITHIN THE PAST FIVE YEARS, OR (iii) BY THE SHAREHOLDERS.

     (b) INDEMNIFICATION AND ADVANCES FOR EXPENSES. ANYTHING CONTAINED IN THE REGULATIONS OR ELSEWHERE TO THE CONTRARY NOTWITHSTANDING, TO THE EXTENT THAT AN OFFICER OR DIRECTOR OF THE CORPORATION HAS BEEN SUCCESSFUL ON THE MERITS OR OTHERWISE IN DEFENSE OF ANY ACTION, SUIT OR PROCEEDING, HE SHALL BE PROMPTLY INDEMNIFIED BY THE CORPORATION AGAINST EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES, FILING FEES, COURT REPORTERS' FEES AND TRANSCRIPT COSTS) ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION THEREWITH. EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES, FILING FEES, COURT REPORTERS' FEES AND TRANSCRIPT COSTS) INCURRED IN DEFENDING ANY ACTION, SUIT OR PROCEEDING SHALL BE PAID BY THE CORPORATION IN ADVANCE OF THE FINAL DISPOSITION OF SUCH ACTION, SUIT OR PROCEEDING TO OR ON BEHALF OF THE OFFICER OR DIRECTOR PROMPTLY AS SUCH EXPENSES ARE INCURRED BY HIM IF: (i) IN RESPECT OF ANY CLAIM, EXCEPT ONE IN WHICH THE ONLY LIABILITY ASSERTED AGAINST A DIRECTOR IS PURSUANT TO SECTION 1701.95 OF THE OHIO REVISED CODE, THE CORPORATION RECEIVES AN UNDERTAKING BY OR ON BEHALF OF THE DIRECTOR, IN WHICH HE AGREES TO REPAY ALL SUCH AMOUNTS IF IT IS PROVED BY CLEAR AND CONVINCING EVIDENCE IN A COURT OF COMPETENT JURISDICTION THAT HIS ACTION OR FAILURE TO ACT INVOLVED AN ACT OR OMISSION UNDERTAKEN WITH DELIBERATE INTENT TO CAUSE INJURY TO THE CORPORATION OR UNDERTAKEN WITH RECKLESS DISREGARD FOR THE BEST INTERESTS OF THE CORPORATION AND AGREES TO COOPERATE REASONABLY WITH THE CORPORATION CONCERNING THE ACTION, SUIT, OR PROCEEDING; OR (ii) THE CORPORATION RECEIVES AN UNDERTAKING BY OR ON BEHALF OF THE DIRECTOR OR OFFICER IN WHICH HE AGREES TO REPAY ALL SUCH AMOUNTS IF IT ULTIMATELY IS DETERMINED THAT HE IS NOT ENTITLED TO BE INDEMNIFIED BY THE CORPORATION UNDER SECTION (a) OF THIS ARTICLE VIII.

     (c)  ARTICLE VIII NOT EXCLUSIVE.  THE INDEMNIFICATION PROVIDED BY THIS
ARTICLE VIII SHALL NOT BE EXCLUSIVE OF, AND SHALL BE IN ADDITION TO, ANY OTHER RIGHTS TO WHICH ANY PERSON SEEKING INDEMNIFICATION MAY BE ENTITLED UNDER ANY AGREEMENT, VOTE OF SHAREHOLDERS OR DISINTERESTED DIRECTORS, OR OTHERWISE, BOTH AS TO ACTION IN HIS OFFICIAL CAPACITY AND AS TO ACTION IN ANOTHER CAPACITY WHILE HOLDING SUCH OFFICE, AND SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE AN OFFICER OR DIRECTOR OF THE CORPORATION AND SHALL INURE TO THE BENEFIT OF THE HEIRS, EXECUTORS, AND ADMINISTRATORS OF SUCH A PERSON.

     (d) INSURANCE. THE CORPORATION MAY PURCHASE AND MAINTAIN INSURANCE OR FURNISH SIMILAR PROTECTION, INCLUDING BUT NOT LIMITED TO TRUST FUNDS, LETTERS OF CREDIT, OR SELF-INSURANCE, ON BEHALF OF ANY PERSON WHO IS OR WAS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR, TRUSTEE, OFFICER, EMPLOYEE, MEMBER, MANAGER OR AGENT OF ANOTHER CORPORATION (DOMESTIC OR FOREIGN, NONPROFIT OR FOR PROFIT), LIMITED LIABILITY COMPANY, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE, AGAINST ANY LIABILITY ASSERTED AGAINST HIM AND INCURRED BY HIM IN ANY SUCH CAPACITY, OR ARISING OUT OF HIS STATUS AS SUCH, WHETHER OR NOT THE CORPORATION WOULD HAVE THE OBLIGATION OR THE POWER TO INDEMNIFY HIM AGAINST SUCH LIABILITY UNDER THE PROVISIONS OF THIS ARTICLE VIII.

                 ARTICLE IX - CONTROL SHARE ACQUISITION PROVISIONS


     (a) UNLESS THE DIRECTORS OF THE CORPORATION HAVE PRE-APPROVED A PROPOSED CONTROL SHARE ACQUISITION, SUCH CONTROL SHARE ACQUISITION SHALL BE MADE ONLY WITH THE PRIOR AUTHORIZATION OF THE SHAREHOLDERS OF THE CORPORATION IN ACCORDANCE WITH THIS ARTICLE IX.

     (b) UNLESS THE DIRECTORS WAIVE SUCH REQUIREMENT WITH RESPECT TO ANY PARTICULAR PROPOSED CONTROL SHARE ACQUISITION, ANY PERSON WHO PROPOSES TO MAKE A CONTROL SHARE ACQUISITION SHALL DELIVER NOTICE (AN "ACQUIRING PERSON STATEMENT") TO THE CORPORATION AT THE CORPORATION'S PRINCIPAL EXECUTIVE OFFICES. SUCH ACQUIRING PERSON STATEMENT SHALL SET FORTH ALL OF THE
FOLLOWING:

                                   Appendix I - 9

     (1)  THE IDENTITY OF THE ACQUIRING PERSON;

     (2)  A STATEMENT THAT THE ACQUIRING PERSON STATEMENT IS GIVEN PURSUANT TO
     ARTICLE IX;

     (3) THE NUMBER OF SHARES OF COMMON STOCK OF THE CORPORATION OWNED, DIRECTLY OR INDIRECTLY, BY THE ACQUIRING PERSON;

     (4) THE RANGE OF VOTING POWER, DESCRIBED IN ARTICLE IX(f)(2)(A)(i), (ii) OR (iii) HEREOF, UNDER WHICH THE PROPOSED CONTROL SHARE ACQUISITION WOULD, IF CONSUMMATED, FALL;

     (5) A DESCRIPTION IN REASONABLE DETAIL OF THE TERMS OF THE PROPOSED CONTROL SHARE ACQUISITION; AND

     (6) REPRESENTATIONS OF THE ACQUIRING PERSON, TOGETHER WITH A STATEMENT IN REASONABLE DETAIL OF THE FACTS UPON WHICH THEY ARE BASED, THAT THE PROPOSED CONTROL SHARE ACQUISITION, IF CONSUMMATED, WILL NOT BE CONTRARY TO LAW, AND THAT THE ACQUIRING PERSON HAS THE FINANCIAL CAPACITY TO MAKE THE PROPOSED CONTROL SHARE ACQUISITION.

     (c) AS SOON AS REASONABLY PRACTICABLE AFTER RECEIPT OF AN ACQUIRING PERSON STATEMENT THAT COMPLIES WITH ARTICLE IX(b) HEREOF, THE DIRECTORS SHALL SET A DATE FOR A SPECIAL MEETING OF SHAREHOLDERS FOR THE PURPOSE OF VOTING ON THE PROPOSED CONTROL SHARE ACQUISITION, WHICH DATE, UNLESS THE ACQUIRING PERSON AGREES IN WRITING TO ANOTHER DATE, SHALL BE WITHIN NINETY (90) DAYS AFTER RECEIPT BY THE CORPORATION OF THE ACQUIRING PERSON STATEMENT; PROVIDED, THAT IN NO EVENT SHALL SUCH SPECIAL MEETING SHALL BE HELD SOONER THAN THIRTY
(30) DAYS AFTER RECEIPT BY THE CORPORATION OF THE ACQUIRING PERSON STATEMENT OR LATER THAN ONE HUNDRED AND TWENTY (120) DAYS AFTER RECEIPT BY THE CORPORATION OF THE ACQUIRING PERSON STATEMENT.

     (d) NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS SHALL BE GIVEN AS PROMPTLY AS REASONABLY PRACTICABLE BY THE CORPORATION TO ALL SHAREHOLDERS OF RECORD AS OF THE RECORD DATE SET FOR SUCH MEETING, WHETHER OR NOT ENTITLED TO VOTE THEREAT. SUCH NOTICE SHALL INCLUDE OR BE ACCOMPANIED BY BOTH OF THE
FOLLOWING:

          (1) A COPY OF THE ACQUIRING PERSON STATEMENT DELIVERED TO THE CORPORATION PURSUANT TO THIS ARTICLE IX; AND

          (2) A STATEMENT BY THE CORPORATION, AUTHORIZED BY THE DIRECTORS, OF ITS POSITION OR RECOMMENDATION, OR THAT IT IS TAKING NO POSITION OR MAKING NO RECOMMENDATION, WITH RESPECT TO THE PROPOSED CONTROL SHARE ACQUISITION.

     (e) UNLESS THE DIRECTORS OF THE CORPORATION HAVE PRE-APPROVED A PROPOSED CONTROL SHARE ACQUISITION, THE ACQUIRING PERSON MAY MAKE THE PROPOSED CONTROL SHARE ACQUISITION ONLY IF BOTH OF THE FOLLOWING OCCUR:

          (1)  THE SHAREHOLDERS OF THE CORPORATION WHO HOLD SHARES OF
          THE CORPORATION ENTITLING THEM TO VOTE IN THE ELECTION OF DIRECTORS AUTHORIZE SUCH ACQUISITION AT THE SPECIAL MEETING HELD FOR THAT PURPOSE AT WHICH A QUORUM IS PRESENT BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED AT SUCH MEETING IN PERSON OR BY PROXY, EXCLUDING THE VOTING POWER OF INTERESTED SHARES. A QUORUM SHALL BE DEEMED TO BE PRESENT AT SUCH SPECIAL MEETING IF AT LEAST A MAJORITY OF THE VOTING POWER, AND A MAJORITY OF THE PORTION OF SUCH VOTING POWER EXCLUDING THE VOTING POWER OF INTERESTED SHARES ARE REPRESENTED AT SUCH MEETING IN PERSON OR BY PROXY; AND

          (2) SUCH ACQUISITION IS CONSUMMATED, IN ACCORDANCE WITH THE TERMS SO AUTHORIZED, NO LATER THAN THREE HUNDRED SIXTY (360) DAYS FOLLOWING SHAREHOLDER AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

                                   Appendix I - 10

          (f) FOR PURPOSES OF THIS ARTICLE IX, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

          (1) "ACQUIRING PERSON" MEANS ANY PERSON WHO HAS DELIVERED AN ACQUIRING PERSON STATEMENT.

          (2) (A) "CONTROL SHARE ACQUISITION" MEANS THE ACQUISITION, DIRECTLY OR INDIRECTLY, BY ANY PERSON OF SHARES OF THE CORPORATION THAT, WHEN ADDED TO ALL OTHER SHARES OF THE CORPORATION IN RESPECT OF WHICH SUCH PERSON MAY EXERCISE OR DIRECT THE EXERCISE OF VOTING POWER, WOULD ENTITLE SUCH PERSON, IMMEDIATELY AFTER SUCH ACQUISITION, DIRECTLY OR INDIRECTLY, ALONE OR WITH OTHERS, TO EXERCISE OR DIRECT THE EXERCISE OF THE VOTING POWER WITHIN ANY OF THE FOLLOWING RANGES OF SUCH VOTING POWER:

               (i)  ONE-FIFTH OR MORE BUT LESS THAN ONE-THIRD OF SUCH VOTING
                    POWER;

              (ii) ONE-THIRD OR MORE BUT LESS THAN A MAJORITY OF SUCH VOTING POWER; OR

             (iii)  A MAJORITY OR MORE OF SUCH VOTING POWER.

                    A BANK, BROKER, NOMINEE, TRUSTEE OR OTHER PERSON WHO ACQUIRES SHARES IN THE ORDINARY COURSE OF BUSINESS FOR THE BENEFIT OF OTHERS IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THIS ARTICLE IX SHALL, HOWEVER, BE DEEMED TO HAVE VOTING POWER ONLY OF SHARES IN RESPECT OF WHICH SUCH PERSON WOULD BE ABLE, WITHOUT FURTHER INSTRUCTIONS FROM OTHERS, TO EXERCISE OR DIRECT THE EXERCISE OF VOTES ON A PROPOSED CONTROL SHARE ACQUISITION AT A MEETING OF SHAREHOLDERS CALLED PURSUANT TO THIS ARTICLE IX.

                    (B) THE ACQUISITION BY ANY PERSON OF ANY SHARES OF THE CORPORATION DOES NOT CONSTITUTE A CONTROL SHARE ACQUISITION FOR THE PURPOSES OF THIS ARTICLE IX IF THE ACQUISITION WAS OR IS CONSUMMATED IN, RESULTS FROM OR IS THE CONSEQUENCE OF ANY OF THE FOLLOWING CIRCUMSTANCES:

                    (i) BY BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF AN INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING A GIFT, THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THIS ARTICLE IX;

                    (ii) PURSUANT TO THE SATISFACTION OF A PLEDGE OR OTHER SECURITY INTEREST CREATED IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THIS ARTICLE IX;

                    (iii) PURSUANT TO A MERGER OR CONSOLIDATION ADOPTED, OR A COMBINATION OR MAJORITY SHARE ACQUISITION AUTHORIZED, BY SHAREHOLDER VOTE IN COMPLIANCE WITH THE PROVISIONS OF SECTION 1701.78, 1701.781 OR 1701.83 OF THE OHIO REVISED CODE (OR ANY SUCCESSORS TO SUCH PROVISIONS) PROVIDED THAT THE CORPORATION IS THE SURVIVING OR NEW CORPORATION IN THE MERGER OR CONSOLIDATION OR IS THE ACQUIRING CORPORATION IN THE COMBINATION OR MAJORITY SHARE ACQUISITION;

                    (iv) THE PERSON'S BEING ENTITLED, IMMEDIATELY THEREAFTER, TO EXERCISE OR DIRECT THE EXERCISE OF VOTING POWER WITHIN THE SAME RANGE THERETOFORE ATTAINED BY THAT PERSON EITHER IN COMPLIANCE WITH THE PROVISIONS OF THIS ARTICLE IX OR AS A RESULT SOLELY OF THE CORPORATION'S PURCHASE OF SHARES ISSUED BY IT.

          THE ACQUISITION BY ANY PERSON OF SHARES OF THE CORPORATION IN A MANNER DESCRIBED UNDER ARTICLE IX(f)(2)(B) SHALL BE DEEMED A CONTROL SHARE ACQUISITION AUTHORIZED PURSUANT TO THIS ARTICLE IX WITHIN THE RANGE OF VOTING POWER UNDER ARTICLE IX(f)(2)(A)(i), (ii) OR (iii) THAT SUCH PERSON IS ENTITLED TO EXERCISE AFTER SUCH ACQUISITION, PROVIDED IN THE CASE OF AN ACQUISITION IN A MANNER DESCRIBED UNDER ARTICLE

                                   Appendix I - 11

IX(F)(2)(B)(i) OR (ii), THE TRANSFEROR OF SHARES TO SUCH PERSON HAD PREVIOUSLY OBTAINED ANY AUTHORIZATION OF THE DIRECTORS OR SHAREHOLDERS REQUIRED UNDER THIS ARTICLE IX IN CONNECTION WITH SUCH TRANSFEROR'S ACQUISITION OF SHARES OF THE CORPORATION.

          (C) THE ACQUISITION OF SHARES OF THE CORPORATION IN GOOD FAITH AND THE PURPOSE OF CIRCUMVENTING THIS ARTICLE IX FROM ANY PERSON WHOSE CONTROL SHARE ACQUISITION PREVIOUSLY HAD BEEN APPROVED BY THE DIRECTORS OR AUTHORIZED BY THE SHAREHOLDERS IN COMPLIANCE WITH THIS ARTICLE IX, OR FROM ANY PERSON WHOSE PREVIOUS ACQUISITION OF SHARES OF THE CORPORATION WOULD HAVE CONSTITUTED A CONTROL SHARE ACQUISITION BUT FOR ARTICLE IX(F)(2)(B) OR (C), DOES NOT CONSTITUTE A CONTROL SHARE ACQUISITION FOR THE PURPOSES OF THIS
ARTICLE IX UNLESS SUCH ACQUISITION ENTITLES THE PERSON MAKING THE ACQUISITION, DIRECTLY OR INDIRECTLY, ALONE OR WITH OTHERS, TO EXERCISE OR DIRECT THE EXERCISE OF VOTING POWER IN EXCESS OF THE RANGE OF SUCH VOTING POWER AUTHORIZED PURSUANT TO THIS ARTICLE IX, OR DEEMED TO BE SO AUTHORIZED UNDER ARTICLE IX(F)(2)(B).

               (3) "INTERESTED SHARES" MEANS THE SHARES OF THE CORPORATION IN RESPECT OF WHICH ANY OF THE FOLLOWING PERSONS MAY EXERCISE OR DIRECT THE EXERCISE OF VOTING POWER:

                    (A)  AN ACQUIRING PERSON;

                    (B) ANY OFFICER OF THE CORPORATION ELECTED OR APPOINTED BY THE DIRECTORS; OR

                    (C)  ANY EMPLOYEE OF THE CORPORATION WHO IS ALSO A DIRECTOR.

               (4) "VOTING POWER" MEANS VOTING POWER OF THE CORPORATION IN THE ELECTION OF DIRECTORS.


                            ARTICLE X - AMENDMENTS

          These Regulations may be adopted, amended or repealed by the affirmative vote of a majority of the shares empowered to vote thereon at any meeting called and held for that purpose, notice of which meeting has been given pursuant to law, or without a meeting by the written consent of the owners of a majority of the shares of the corporation entitled to vote thereon; PROVIDED, HOWEVER, THAT THE AFFIRMATIVE VOTE OF THE HOLDERS OF SHARES ENTITLING THEM TO EXERCISE NOT LESS THAN TWO-THIRDS OF THE VOTING POWER OF THE CORPORATION, OR TWO-THIRDS OF THE VOTING POWER OF ANY CLASS OR CLASSES OF SHARES OF THE CORPORATION WHICH ENTITLE THE HOLDERS THEREOF TO VOTE IN RESPECT OF ANY SUCH MATTER AS A CLASS, SHALL BE REQUIRED, WHETHER AT ANY MEETING CALLED AND HELD FOR THAT PURPOSE, OR WITHOUT A MEETING IN AN ACTION BY WRITTEN CONSENT, TO ADOPT, AMEND OR REPEAL ANY OF THE FOLLOWING PROVISIONS OF THESE REGULATIONS: (1) ARTICLE I(b); (2) ARTICLE I(c); (3)
ARTICLE III(b); (4) ARTICLE III(c); (5) ARTICLE III(e); (6) ARTICLE III(m);
(7) ARTICLE III(n); (8) ARTICLE VIII; (9) ARTICLE IX; OR (10) THIS ARTICLE X; PROVIDED, FURTHER, THAT THE AFFIRMATIVE VOTE OF THE HOLDERS OF SHARES ENTITLING THEM TO EXERCISE NOT LESS THAN 75% OF THE VOTING POWER OF THE CORPORATION, OR 75% OF THE VOTING POWER OF ANY CLASS OR CLASSES OF SHARES OF THE CORPORATION WHICH ENTITLE THE HOLDERS THEREOF TO VOTE IN RESPECT OF ANY SUCH MATTER AS A CLASS, SHALL BE REQUIRED, WHETHER AT ANY MEETING CALLED AND HELD FOR THAT PURPOSE, OR WITHOUT A MEETING IN AN ACTION BY WRITTEN CONSENT, TO ADOPT, AMEND OR REPEAL ARTICLE III(d) OF THESE REGULATIONS.

                                   Appendix I - 12

                                   DETACH HERE

PROXY                    M/I SCHOTTENSTEIN HOMES, INC.
                      3 EASTON OVAL, COLUMBUS, OHIO 43219



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 28, 1998.

     The undersigned hereby appoints Irving E. Schottenstein and Paul S. Coppel and each of them, proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders to be held on April 28, 1998, or any adjournment thereof, and to vote all shares of Common Stock of M/I Schottenstein Homes, Inc. which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth below:

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIVE IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR: THE ELECTION OF THE NAMED NOMINEES FOR DIRECTORS AND "FOR" THE PROPOSAL TO AMEND AND RESTATE THE REGULATIONS. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated March 20, 1998, the Proxy Statement furnished therewith, and the Annual Report of the company for the fiscal year ended December 31, 1997. Any proxy heretofore given to vote the Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

            PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

                               (SEE REVERSE SIDE)

                                  DETACH HERE



/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.


                         M/I SCHOTTENSTEIN HOMES, INC.


1. To elect the nominees named
   below as directors.
   NOMINEES: Friedrich K.M. Bohm,           / / MARK HERE FOR
   Jeffrey H. Miro and Robert H.            ADDRESS CHANGE AND
   Schottenstein                            NOTE AT LEFT

FOR         WITHHOLD
/ /         / /
                                            Dated:________________, 1998

                                            Signature:
                                                      ---------------------
/ /
   -------------------------                Signature:
   FOR ALL (Except Nominee(s)                         ---------------------
   written above)
                                            Title:
2. To amend and restate the                       -------------------------
   Regulations of M/I Schottenstein
   Homes, Inc.                               Please sign exactly as your name
                                             or names appear hereon. Joint
FOR        AGAINST                           owners should each sign. Executors,
/ /         / /                              administrators, trustees,
                                             guardians, and others should give
ABSTAIN                                      their full title. Corporations and
/ /                                          partnerships should sign in their
                                             full name by president or other
                                             authorized person.